UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Clearway Energy, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(l) and 0-11.

EXPLANATORY NOTE
On March 24, 2026, Clearway Energy, Inc. (the “Company,” “we,” “us,” or “our”) filed its Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) with the Securities and Exchange Commission in connection with its 2026 Annual Meeting of Stockholders, which will be held in a virtual meeting format via live webcast on the Internet at 9 a.m., Eastern Time, on April 29, 2026 (the “Annual Meeting”). This Amendment No. 1 to the Original Proxy Statement (this “Amendment”) is being filed to amend and supplement the Original Proxy Statement.
Except as specifically discussed in this Explanatory Note, this Amendment does not otherwise modify, supersede or update any other disclosures in the Original Proxy Statement. This Amendment should be read together with the Original Proxy Statement, which should be read in its entirety, and from and after the date of this filing any references in the Original Proxy Statement or in this Amendment to “Proxy Statement” are to the Original Proxy Statement, as amended by this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the meanings ascribed to them in the Proxy Statement.
Background
As described in Proposal No. 4 included in the Original Proxy Statement, the Company is requesting that its stockholders approve a Second Amended and Restated Certificate of Incorporation of the Company (the “Amended Charter”) that would amend and restate the Company’s Amended and Restated Certificate of Incorporation (the “Existing Charter”) to (i) provide that each share of the Company’s Class A common stock, par value $0.01 per share (the “Class A common stock”), will be convertible into one share of the Company’s Class C common stock, par value $0.01 per share (the “Class C common stock”), (ii) provide that such conversion (the “Class A Conversion”) will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the filing of the Amended Charter, (iii) provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock and certain provisions of the Existing Charter relating to the Class A common stock will have no further force or effect, (iv) reduce the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853 and (v) update certain other historical matters, in each case as described in the Proxy Statement.
In addition, as described in Proposal No. 4 included in the Original Proxy Statement, in order to mitigate any disproportionate increase in the total relative voting power in the Company held by Clearway Energy Group LLC (“CEG”), the owner of all of the Company’s outstanding Class B common stock and Class D common stock, that may result from the Class A Conversion, CEG intends to enter into a voting trust agreement (the “Voting Trust Agreement”) with Wilmington Trust, National Association, as the voting trustee thereunder (the “Voting Trustee”), if the Amended Charter is approved at the Annual Meeting. Under the Voting Trust Agreement, CEG would, substantially concurrently with, and contingent upon, the Class A Conversion, deposit into a voting trust (the “Voting Trust”) a number of shares (the “Voting Trust Shares”) of Class B common stock equal to the number of shares necessary to cause the total relative voting power that CEG holds in the Company as of immediately following the Class A Conversion to equal the total relative voting power that CEG holds in the Company as of immediately prior to the Class A Conversion.
The Company will not file the Amended Charter with the Delaware Secretary of State unless and until the Voting Trust Agreement has been (or will be substantially concurrently with the filing of the Amended Charter) executed by CEG and the Voting Trustee, which the Company expects to occur on the day following the Annual Meeting.
The form of the Voting Trust Agreement was attached as Appendix C to the Original Proxy Statement.
Amendments to the Original Proxy Statement
This Amendment is being filed to disclose certain clarifying revisions made to the form of the Voting Trust Agreement, which revisions are intended to further ensure that the provisions related to B/C Exchange Share Releases (as defined below) and the pledging by CEG of Voting Trust Shares as collateral operate in a manner consistent with the general intent of the Voting Trust Agreement — namely, to provide that the Class A Conversion, the Amended Charter Filing, the creation of the Voting Trust and the other transactions contemplated by the Charter Amendment Proposal do not result in any disproportionate change in CEG’s total relative voting power compared to the total relative voting power that CEG would have held in the absence of such transactions. In addition, this Amendment is being filed to provide supplemental disclosure regarding the background of the Charter Amendment Proposal, including the chronology of certain significant events leading to the current structure of the transactions contemplated by the Charter Amendment Proposal, the negotiations that took place and the considerations of the Board and the Board’s Corporate Governance, Conflicts and Nominating Committee in approving such transactions. Further, this Amendment updates the disclosure in Proposal No. 4 included in the Original Proxy Statement regarding the intention of the Company, Clearway Energy LLC and CEG to enter into the Amended Exchange Agreement (as defined in the Original Proxy Statement) to reflect the execution of such agreement on April 1, 2026.
Under the Voting Trust Agreement, in the event CEG elects to exchange Class B units of Clearway Energy LLC for shares of Class C common stock under the Amended Exchange Agreement (each, a “B/C Exchange”), CEG would be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, a “B/C Exchange Share Release”) in an amount that would cause the total relative voting power that CEG holds in the Company as of immediately following such B/C Exchange and B/C Exchange Share Release to equal the total relative voting power that CEG would have held at such time had (i) the Class A Conversion and the Amended Charter Filing not occurred, (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred and (iii) the Class B units of Clearway Energy LLC subject to such B/C Exchange been exchanged for shares of Class A common stock rather than shares of Class C common stock (the “Hypothetical Baseline Voting Power”).
The clarifying revisions made to the form of Voting Trust Agreement add a new Section 12(d) of the Voting Trust Agreement to provide that if (i) as a result of any B/C Exchange, the total relative voting power that CEG holds in the Company as of immediately following such B/C Exchange exceeds the Hypothetical Baseline Voting Power as a result of the cancellation of Voting Trust Shares in connection with such B/C Exchange or (ii) following any B/C Exchange Share Release, CEG sells, transfers or otherwise disposes of (in each case, other than to an Affiliate of CEG or as collateral securing a bona fide debt financing of CEG or any of its Affiliates) shares of Class C common stock (a “Post-B/C Exchange Disposition”), then, in either case, immediately following such B/C Exchange or Post-B/C Exchange Disposition, CEG would deposit into the Voting Trust a number of shares of our Class B common stock in an amount that would cause the total voting power that CEG holds in the Company as of immediately following such deposit to equal the total voting power that CEG would have held as of immediately following such B/C Exchange or Post-B/C Exchange Disposition, as applicable, had (i) the Class A Conversion and the Amended Charter Filing not occurred, (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred and (iii) CEG exchanged the applicable Class B units of Clearway Energy LLC in the B/C Exchange for shares of Class A common stock (rather than shares of Class C common stock) and then, in the case of a Post B/C Exchange Disposition, disposed of shares of Class A common stock rather than shares of Class C common stock disposed in such Post-B/C Exchange Disposition (up to (but not exceeding), in the aggregate, the number of shares of Class A common stock assumed to have been received in exchange for Class B units of Clearway Energy LLC pursuant to the immediately preceding clause (iii) in respect of the related B/C Exchange).
In addition, the clarifying revisions to the form of Voting Trust Agreement revise Section 11(b) of the Voting Trust Agreement to further ensure that any Voting Trust Shares pledged as collateral securing a bona fide debt financing of CEG or any of its affiliates remain in the Voting Trust and continue to be voted by the Voting Trustee so long as the beneficiary of such collateral does not have the right to exercise the voting rights of such shares.
Accordingly, this Amendment (i) amends and restates Proposal No. 4 included in the Original Proxy Statement in its entirety to reflect (a) the clarifying revisions made to the form of Voting Trust Agreement, (b) the supplemental disclosure regarding the background of the Charter Amendment Proposal and (c) the execution of the Amended Exchange Agreement by the Company, Clearway Energy LLC and CEG on April 1, 2026 and (ii) amends and restates Appendix C to the Original Proxy Statement in its entirety to reflect the revisions made to the form of Voting Trust Agreement.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED CHARTER AS DISCLOSED IN THE PROXY STATEMENT. PROXIES RECEIVED BY THE BOARD WILL BE VOTED “FOR” THE APPROVAL OF THE AMENDED CHARTER UNLESS A CONTRARY VOTE IS SPECIFIED.
Effect on Proxy Instructions and How to Vote
Stockholders who have already voted their shares of common stock need not take any action. However, you may change your proxy instructions or revoke your proxy at any time prior to the vote at the Annual Meeting. For shares held directly in your name, you may accomplish this by: (a) delivering a written notice of revocation bearing a later date than the proxy being revoked, (b) signing and delivering a later dated written proxy relating to the same shares or (c) virtually attending the Annual Meeting and voting (although virtual attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). For shares held in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by attending the Annual Meeting and voting using your 16-digit control number.
Stockholders who have not yet voted their shares of Company stock are encouraged to do so. The Original Proxy Statement includes detailed instructions on how to vote your shares. If you have any questions or need any assistance in voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., at (800) 322-2885 or proxy@mackenziepartners.com. MacKenzie Partners, Inc. is not authorized to make, and will not make, any recommendation to our stockholders to either approve or disapprove the Charter Amendment Proposal or otherwise express any opinion or judgment concerning the Charter Amendment Proposal.

AMENDMENTS TO THE ORIGINAL PROXY STATEMENT
Proposal No. 4 included in the Original Proxy Statement is hereby amended and restated in its entirety to read as follows:
PROPOSAL NO. 4
(AS AMENDED AND RESTATED)
APPROVAL OF THE SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF THE COMPANY
The Board, after the unanimous determination and recommendation of the Corporate Governance, Conflicts and Nominating Committee (the “GCN Committee”), has approved the Amended Charter, which would, if approved at the Annual Meeting and filed with the Secretary of State of the State of Delaware (the “Delaware Secretary of State”), amend and restate our Existing Charter to (i) provide that, upon the filing of the Amended Charter with the Delaware Secretary of State (the “Amended Charter Filing”), each share of our Class A common stock will become convertible into one share of our Class C common stock, (ii) provide that the Class A Conversion will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the Amended Charter Filing, (iii) provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock and certain provisions of our Existing Charter relating to the Class A common stock will have no further force or effect, (iv) reduce the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853 and (v) update certain other historical matters, in each case as described below.
In accordance with the Existing Charter and the Delaware General Corporation Law (the “DGCL”), the Board is submitting the proposed Amended Charter for the approval of our stockholders, as described in more detail below.
The description of the Amended Charter in this Proxy Statement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended Charter, a copy of which is attached to this Proxy Statement as Appendix A. For convenience, a copy of the Amended Charter showing the changes from the Existing Charter, with deleted text shown as strike-through and added text shown as underlined, is attached to this Proxy Statement as Appendix B.
Background of our Multi-Class Structure
We currently have four classes of common stock outstanding: Class A common stock, Class B common stock, Class C common stock and Class D common stock. Our Class A common stock and Class C common stock are listed on the NYSE and trade under the ticker symbols “CWEN.A” and “CWEN”, respectively. Holders of our Class A common stock and Class C common stock share ratably in all dividends as may be declared by the Board in respect of the outstanding common stock. The Company’s Class B common stock and Class D common stock are not publicly traded and do not receive dividends from the Company.
Holders of our Class A common stock, Class B common stock, Class C common stock and Class D common stock vote together as a single class on all matters presented to the Company’s stockholders for their vote or approval, except as otherwise required by applicable law, the Existing Charter or the listing requirements of the NYSE. Each share of Class A common stock and Class B common stock entitles the holder thereof to one vote with respect to each matter presented to the Company’s stockholders on which the holders of Class A common stock and Class B common stock, respectively, are entitled to vote. Each share of Class C common stock and Class D common stock entitles the holder thereof to 1/100th of one vote with respect to each matter presented to the Company’s stockholders on which the holders of Class C common stock and Class D common stock, respectively, are entitled to vote.
Except as expressly provided in the Existing Charter, including with respect to voting rights, shares of Class C common stock have the same rights and privileges and rank equally, share ratably and are identical in all respects to the shares of Class A common stock as to all matters, including in the event of a liquidation or in connection with a change of control of the Company.

As of March 19, 2026, the record date for the Annual Meeting, there were 34,613,853 shares of Class A common stock outstanding, 42,738,750 shares of Class B common stock outstanding, 86,290,173 shares of Class C common stock outstanding and 41,576,142 shares of Class D common stock outstanding. As of that date, (i) the outstanding Class A common stock represented approximately 16.87% of our shares, and approximately 44.02% of the total voting power, of our outstanding common stock, (ii) the outstanding Class B common stock represented approximately 20.83% of our shares, and approximately 54.35% of the total voting power, of our outstanding common stock, (iii) the outstanding Class C common stock represented approximately 42.05% of our shares, and approximately 1.10% of the total voting power, of our outstanding common stock and (iv) the outstanding Class D common stock represented approximately 20.26% of our shares, and approximately 0.53% of the total voting power, of our outstanding common stock.
Considerations and Purpose of the Amended Charter
Trading History and Disadvantages of our Multi-Class Structure
Historically, the price of our Class A common stock on the NYSE has generally been below the price of our Class C common stock, despite the greater voting powers of our Class A common stock and the otherwise identical rights of the two classes. From January 1, 2020 to March 9, 2026, the discount ranged from a low of approximately 2.3% to a high of approximately 9.1%, with an average discount of approximately 6.5% during that timeframe. On March 9, 2026, the day on which we first publicly announced the Board’s approval of the Amended Charter, the last reported sales price of our Class A common stock on the NYSE was $35.57 per share and the last reported sales price of our Class C common stock on the NYSE was $37.94 per share. In addition, the average daily trading volume of our Class A common stock has generally been significantly lower than that of our Class C common stock. We believe that the resulting lower liquidity of the Class A common stock is primarily responsible for the price disparity between the two classes.
Purpose of the Amended Charter
We believe that the current price for our Class A common stock does not reflect the intrinsic value of the Company and that the Class A Conversion, as described in this proposal, would enhance our financial flexibility, simplify our capital structure and improve the aggregate trading liquidity of our capital stock. We believe that the Amended Charter and the Class A Conversion would be beneficial to the Company for the following reasons:

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The Class A Conversion would simplify our capital structure and increase the public float of our Class C common stock. A simplified capital structure with a larger public float for our Class C common stock may be more attractive to a broader set of investors, including institutional investors who may prefer the clarity of a single class of publicly traded common stock.

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The Class A Conversion would increase the number of shares of Class C common stock outstanding, which we believe would also increase the trading volume of the Class C common stock, improving trading liquidity for investors.

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The Class A Conversion would eliminate the disparity in trading prices between our Class A common stock and Class C common stock.

While we believe the Amended Charter and the Class A Conversion would provide benefits to the Company and our stockholders, we cannot guarantee that the benefits of a simplified capital structure will be accomplished to the extent and in the manner we currently expect, if at all.
Background and Considerations Involving the Amended Charter
The Company’s dual-class public trading structure was established in May 2015, when the Company was majority owned by NRG, generally in order to issue shares of Class C common stock as consideration for acquisitions, as the settlement for equity incentives and for raising funds, in each case, while minimizing the voting dilution of existing stockholders, including NRG. In August 2018, NRG transferred the majority interest in the Company to CEG and subsequently sold all of its interests in CEG to an affiliate of GIP. Soon after such transaction, in 2019, the Company began receiving feedback from investors, analysts and other market participants regarding the complexity of the multi-class common stock structure and the desire to simplify the structure into a single class of publicly traded common stock (a “Public Share Consolidation”).
In light of the trading price disparity between our Class A common stock and Class C common stock, and feedback from investors, analysts and others, from 2020 through 2024, the Company’s management periodically updated the Board regarding potential approaches to a Public Share Consolidation. In these discussions, management and the Board reviewed historical trading data reflecting that shares of Class A common stock generally traded at a discount to shares of Class C common stock and that liquidity in the Class A common stock was materially lower than liquidity in the Class C common stock. Beginning in mid-2020, with the assistance of the Company’s outside legal counsel, Baker Botts L.L.P. (“Baker Botts”), the Board considered potential structures and other considerations for a potential Public Share Consolidation, which primarily focused on a voluntary issuer exchange offer permitting holders of the Company’s Class A common stock to exchange their shares of Class A common stock for shares of Class C common stock (the “Exchange Offer”).
The Board subsequently considered this topic and potential transaction structures at various times through 2024. More recently, in February 2025, the Board received presentations from multiple investment banks regarding various considerations of a possible Public Share Consolidation.
In March 2025, the Company’s management began to intensify its evaluation of alternative transaction structures for a Public Share Consolidation and engaged a financial advisor (the “Financial Advisor”) with respect to a potential Public Share Consolidation.
From March 2025 through May 2025, the Company’s management, Baker Botts and the Financial Advisor explored the possibility of effectuating a Public Share Consolidation through a number of various alternative transaction structures, including, among others (1) the Amended Charter, which would be submitted for a vote of the Company’s stockholders at either the Annual Meeting or at a special meeting of the Company’s stockholders; (2) a potential Exchange Offer; and (3) a hybrid, two-step approach beginning with the Exchange Offer followed by the submission of the Amended Charter for a vote of the Company’s stockholders at either the Annual Meeting or at a special meeting of the Company’s stockholders.
Over this period, the Company’s management and its advisors discussed and analyzed various considerations with respect to the potential transaction structure alternatives for a Public Share Consolidation, including the applicable legal and tax considerations of each alternative, considerations relating to stockholder engagement and communications plans for a potential Public Share Consolidation, the likelihood of success of each alternative and the estimated costs and complexities associated with each alternative. The Company’s management and its advisors also determined that, because a potential Public Share Consolidation would impact the ability of CEG to exchange its Class B units of Clearway Energy for shares of Class A common stock, the execution of the Amended Exchange Agreement (as defined below) by the Company, CEG and Clearway Energy LLC would need to be included in any transaction structure relating to a Public Share Consolidation.
In connection with these evaluations, the Company’s management considered the potential role of the GCN Committee to review and, as appropriate, approve certain transactions related to the potential Public Share Consolidation, including the Amended Exchange Agreement, in light of CEG’s interests as the Company’s sponsor and controlling stockholder.
On April 22, 2025, the Company’s management delivered a presentation to the Board on the proposed Public Share Consolidation. No decision was made at that meeting with respect to the Public Share Consolidation.
On April 28, 2025, the Company’s management delivered a presentation to the GCN Committee and representatives of DLA Piper LLP (US) (“DLA Piper”), outside counsel to the GCN Committee, that included background information on the proposed Public Share Consolidation, as well as the key terms of the Amended Exchange Agreement. The GCN Committee has a standing responsibility, pursuant to the committee’s charter, to review and approve potential conflicts of interest between the Company and any affiliated parties, including CEG, with respect to transactions, arrangements or courses of action. The Company’s management provided an overview of the then-existing Exchange Agreement, as well as the proposed revisions to be included in the Amended Exchange Agreement. The GCN Committee asked questions about the Public Share Consolidation, including the rationale and the impact on the Company’s stockholders, understanding that no approval was being sought at that time.
Beginning in late July 2025, the Company’s management and Baker Botts initiated discussions with representatives of the NYSE regarding the mechanics and implications of a potential Public Share Consolidation, including the Exchange Offer, and the proposed transaction’s compliance with the voting rights requirements set forth in Section 313 of the NYSE Listed Company Manual (the “NYSE Voting Rights Policy”). Following these discussions, Company management and Baker Botts analyzed and discussed various potential transaction structures to ensure the transaction’s compliance with the NYSE Voting Rights Policy.
Throughout August 2025, the Company’s management and Baker Botts continued their discussions with the NYSE regarding the permissibility of various corporate actions involving the Company’s public dual-class share structure, including the potential use of an irrevocable proxy or voting agreement to maintain the relative voting power of the Company’s public stockholders at approximately the same level as immediately prior to the Exchange Offer. In late August 2025, the Company’s management and Baker Botts proposed an alternative approach to the NYSE whereby CEG would enter into the Voting Trust Agreement, pursuant to which, among other things, (i) CEG would deposit into a voting trust a number of shares of Class B common stock equal to a number of shares necessary to cause the total relative voting power that CEG holds in the Company as of immediately following the Public Share Consolidation to equal the total relative voting power that CEG holds in the Company as of immediately prior to the Public Share Consolidation and (ii) the voting trustee thereunder would be required to vote such shares in the same proportion as the votes cast by all stockholders of the Company.
The discussions between Company management, Baker Botts and the NYSE continued into early fall 2025. During these discussions, the Company’s management and Baker Botts clarified to NYSE representatives that the general intent of the Voting Trust Agreement was to (i) mitigate any disproportionate increase in CEG’s total relative voting power that would result from any Public Share Consolidation and (ii) ensure that CEG’s total relative voting power following any Public Share Consolidation would, in the event of any issuance by the Company of additional equity securities or other related corporate actions, remain substantially the same as it would have had the Public Share Consolidation and related transactions never occurred.
In late September 2025, Simpson Thacher & Barnett LLP (“Simpson Thacher”), as outside legal counsel to GIP and CEG, was engaged to review and discuss the terms of the proposed Voting Trust Agreement and other matters relating to the potential Public Share Consolidation.
On October 24, 2025, Company management met again with NYSE representatives regarding the proposed Exchange Offer and the Voting Trust Agreement. The NYSE confirmed that the proposed structure for the Public Share Consolidation, including the proposed Exchange Offer and the Voting Trust Agreement, would be compliant with NYSE rules, including the NYSE Voting Rights Policy.
On October 27, 2025, the GCN Committee held a meeting to discuss, among other things, the potential Exchange Offer, the Voting Trust Agreement and the Public Share Consolidation generally. At this meeting, Company management provided an update on the timeline for the proposed Exchange Offer, including with respect to the ongoing discussions with the NYSE, and the proposed establishment of the Voting Trust Agreement and its intent, and DLA Piper provided updates on the documentation related to the potential Exchange Offer, including the Voting Trust Agreement. The members of the GCN Committee discussed the information presented at the meeting, as well as its duties and obligations and the processes to be followed for approving the related party transactions associated with the Public Share Consolidation. No decision was made at that meeting with respect to the Public Share Consolidation.
At meetings on October 28, 2025 and December 12, 2025, Company management delivered presentations to the Board on the Public Share Consolidation, including the proposed Exchange Offer and the Voting Trust Agreement, and provided an update with respect to the applicable legal, regulatory and tax due diligence matters. No decision was made at these meetings with respect to the Public Share Consolidation.

At various times throughout November and December 2025, the Company, CEG, the GCN Committee and Voting Trustee discussed and exchanged drafts of the documentation associated with the Public Share Consolidation, including the Voting Trust Agreement.
In January 2026, following continued evaluation of the potential transaction structures for the Public Share Consolidation, the Company’s management and advisors recommended to the Board that, instead of the previously proposed two-step Exchange Offer approach, the Company first pursue the Charter Amendment Proposal, which would be submitted for stockholder approval at the Annual Meeting. This recommendation was based on several key considerations, including that (i) with the Annual Meeting scheduled for April 2026, the timeframe to complete the previously proposed two-step Exchange Offer structure had narrowed considerably, and that proceeding directly with the Charter Amendment Proposal at the Annual Meeting provided a more efficient path to achieving the Public Share Consolidation more expeditiously and with greater certainty as to timing, (ii) the two-step Exchange Offer structure involved greater execution complexities and risks, including the preparation and filing of tender offer documentation with the SEC and coordination of multiple transaction steps, and (iii) the Exchange Offer, by its nature as a voluntary exchange, would not have ensured the exchange of all outstanding shares of Class A common stock and, to the extent holders of Class A common stock elected not to participate, would have left the Company with continued public dual-class complexity rather than achieving the full benefits of a single-class public trading structure.
At various times throughout January and February 2026, the Company, CEG and the GCN Committee (as well as the Voting Trustee) also further discussed and exchanged drafts of the Voting Trust Agreement and other documentation associated with the Public Share Consolidation, including updates to accommodate the Charter Amendment Proposal.
On February 11, 2026, the GCN Committee held a meeting, with its counsel, DLA Piper, in attendance, to discuss, among other things, the Charter Amendment Proposal. At this meeting, management made a presentation regarding the Amended Exchange Agreement and the Charter Amendment Proposal. The GCN Committee also received an update on the key components of the Charter Amendment Proposal, including the structure of the transaction and the key terms of the Voting Trust Agreement. Company management also reviewed the necessity of the Voting Trust Agreement to ensure that the total relative voting power of the public stockholders would be preserved following the Class A Conversion.
On February 12, 2026, Company management delivered a presentation to the Board on the Charter Amendment Proposal and provided updates on various legal, regulatory and tax matters. At this meeting, the Board authorized the Company’s management to proceed with the various workstreams related to the Charter Amendment Proposal.
Also in February 2026, the Company continued to engage with the NYSE with respect to the structure of the Charter Amendment Proposal. On February 25, 2026, the NYSE indicated to the Company that, subject to the NYSE’s review of the final documentation relating to the Charter Amendment Proposal, the Charter Amendment Proposal would be compliant with NYSE rules, including the NYSE Voting Rights Policy. On March 5, 2026, Baker Botts distributed to NYSE representatives the proposed final drafts of the Amended Charter, the Voting Trust Agreement, the Company’s Preliminary Proxy Statement on Schedule 14A relating to the Annual Meeting and other key documents related to the Charter Amendment Proposal. On March 6, 2026, the Company received final confirmation from the NYSE that the Charter Amendment Proposal would be compliant with NYSE rules, including the NYSE Voting Rights Policy.
Later that day on March 6, 2026, the GCN Committee held a special meeting, with its counsel, DLA Piper, in attendance, to review and discuss the Charter Amendment Proposal. At this meeting, management provided the members of the GCN Committee with an update on the Charter Amendment Proposal and the key components of the proposed transaction, including the proposed final terms of the Amended Charter, the Voting Trust Agreement and the Amended Exchange Agreement. The GCN Committee discussed the processes for approvals and the ongoing reviews and negotiations, including with respect to tax and accounting matters. The GCN Committee also discussed and considered the rationale for, and the effects on each class of stockholders of, the Charter Amendment Proposal and the Class A Conversion, including the historically lesser trading price of the Class A common stock as compared to the Class C common stock, the expected improvement in the liquidity position of the Class C common stock for all holders of both classes of common stock in the event of the Class A Conversion, the expected benefits of a larger public float for the Class C common stock, including an increased ability for the Company to raise capital, and the increase in the relative voting rights of holders of the Class C common stock as a result of the Class A Conversion, via elimination of the superior voting rights of the Class A common stock. The GCN Committee also discussed the requirement that the Voting Trust Agreement be entered into prior to the Class A Conversion. Furthermore, the GCN Committee discussed and considered the expected benefits of eliminating investor confusion and the resulting management distraction regarding the dual-class public trading structure and the trading price disparity, as well as the reduction of administrative expenses resulting from the dual-class public trading structure. The GCN Committee also reviewed with DLA Piper the fiduciary duties of the committee and the requirements for approval of a transaction involving a controlling stockholder. No formal approvals were requested at this meeting.
On March 7, 2026, the GCN Committee, by unanimous written consent, and in light of the information received by members of the GCN Committee that was distributed to the full Board regarding a Public Share Consolidation beginning in February 2025, the considerations and other matters discussed regarding a Public Share Consolidation (including with respect to the Amended Charter, the Class A Conversion, the Exchange Offer and the execution of the Voting Trust Agreement and the Amended Exchange Agreement (collectively, the “Potential Transactions”)) at the full Board meetings described above in which the members of the GCN Committee took part, and the considerations and other matters discussed by the GCN Committee at its meetings held on April 21, 2025, October 27, 2025, February 11, 2026 and March 6, 2026, as well as conversations among members of the GCN Committee and management regarding the Potential Transactions outside of those GCN Committees, (i) approved the Potential Transactions and (ii) recommended to the full Board that the Board approve the Potential Transactions and that the Amended Charter be submitted to a vote of the stockholders of the Company at the Annual Meeting.
On March 8, 2026, the Board held a special meeting to review and discuss the Charter Amendment Proposal. At this meeting, the Company’s management presented to the Board for its final approval the potential Amended Charter and the Class A Conversion. The Board discussed and considered the approval and recommendation of the GCN Committee, as well as the fairness of the Charter Amendment Proposal and the Class A Conversion to each class of stockholders, including the Company’s public stockholders, which included a consideration of the historically lesser trading price of the Class A common stock as compared to the Class C common stock, the expected improvement in the liquidity position of the Class C common stock for all holders of both classes of common stock in the event of the Class A Conversion, and the increase in the relative voting rights of holders of the Class C common stock as a result of the Class A Conversion, via elimination of the superior voting rights of the Class A common stock. Furthermore, the Board considered the expected benefits of eliminating investor confusion and the resulting management distraction regarding the dual-class public trading structure and the trading price disparity, as well as the reduction of administrative expenses resulting from the dual-class public trading structure. Following this special meeting, the Board, by unanimous written consent, and in reliance on the approval and recommendation of the GCN Committee, approved the Potential Transactions and directed that the Amended Charter be submitted to a vote of the stockholders of the Company at the Annual Meeting.
On March 9, 2026, the Company issued a press release announcing that the Board had approved the Charter Amendment Proposal. Also on March 9, 2026, the Company filed a Preliminary Proxy Statement on Schedule 14A with the SEC in connection with the Annual Meeting. On March 24, 2026, the Company filed a Definitive Proxy Statement on Schedule 14A (the “Original Proxy Statement”) with the SEC in connection with the Annual Meeting.
In late March 2026, the Company’s management and advisors determined that the form of Voting Trust Agreement attached as Appendix C to the Original Proxy Statement contained a provision that could result in an unintended consequence with respect to B/C Exchange Share Releases (as defined below) and subsequent Post-B/C Exchange Dispositions (as defined below). On March 31, 2026, the Company’s management notified the Board and the GCN Committee (as well as CEG and the Voting Trustee) of these matters and proposed, on a conceptual basis, clarifying revisions to the form of Voting Trust Agreement (the “VTA Revisions”) that would address such unintended consequence and further ensure that the provisions related to B/C Exchange Share Releases operated in a manner consistent with the general intent of the Voting Trust Agreement — namely, to provide that the Class A Conversion, the Amended Charter Filing, the creation of the Voting Trust and the other transactions contemplated by the Charter Amendment Proposal would not result in any disproportionate change in CEG’s total relative voting power compared to the total relative voting power that CEG would have held in the absence of such transactions. In addition, the Company’s management and advisors determined, and recommended to the Board, that it would be appropriate to provide supplemental disclosures in the Proxy Statement regarding the background of the Charter Amendment Proposal, the negotiations that took place and the considerations of the Board and the GCN Committee in approving such transactions in order to provide the Company’s stockholders with additional details and context regarding the development of the Charter Amendment Proposal. The Company’s management also communicated to the Board and the GCN Committee the need to file an amendment to the Original Proxy Statement (the “Proxy Amendment”) to disclose the VTA Revisions and the supplemental disclosures described above.
Shortly thereafter, the Company’s management, with the assistance of Baker Botts, prepared initial drafts of the VTA Revisions and the Proxy Amendment. During early April 2026, the Company, CEG, the GCN Committee and the Voting Trustee, as well as their respective outside legal counsel, further discussed and exchanged numerous drafts of such documentation.
On April 10, 2026, the GCN Committee held a special meeting, with its counsel, DLA Piper, in attendance, to review and discuss the VTA Revisions. At this meeting, DLA Piper provided the members of the GCN Committee with an update on, and the proposed final terms of, the VTA Revisions. The GCN Committee discussed and considered the rationale for, and the effects on each class of stockholders of, the VTA Revisions, including that the VTA Revisions were intended to address the unintended consequence with respect to B/C Share Releases and subsequent Post-B/C Exchange Dispositions and further ensure that the Class A Conversion, the Amended Charter Filing, the creation of the Voting Trust and the other transactions contemplated by the Charter Amendment Proposal would not result in any disproportionate change in CEG’s total relative voting power compared to the total relative voting power that CEG would have held in the absence of such transactions. At this special meeting, the GCN Committee, in light of the information received by members of the GCN Committee that was distributed to the full Board regarding the VTA Revisions, the considerations and other matters discussed regarding the VTA Revisions at this meeting, as well as conversations among members of the GCN Committee and management regarding the VTA Revisions outside of this meeting, (i) approved the VTA Revisions and (ii) recommended to the full Board that the Board approve the VTA Revisions.
On April 10, 2026, the Board held a special meeting to review and discuss the VTA Revisions and the Proxy Amendment. At this meeting, the Company’s management presented to the Board for its final approval the VTA Revisions and the Proxy Amendment. The Board discussed and considered the approval and recommendation of the GCN Committee, as well as the fairness of the VTA Revisions to each class of stockholders, including the Company’s public stockholders. Such discussions included a consideration that the VTA Revisions were intended to address the unintended consequence with respect to B/C Share Releases and subsequent Post-B/C Exchange Dispositions and further ensure that the Class A Conversion, the Amended Charter Filing, the creation of the Voting Trust and the other transactions contemplated by the Charter Amendment Proposal would not result in any disproportionate change in CEG’s total relative voting power compared to the total relative voting power that CEG would have held in the absence of such transactions. Following this special meeting, the Board, in reliance on the approval and recommendation of the GCN Committee, approved the VTA Revisions and the Proxy Amendment.
On April 14, 2026, the Company filed the Proxy Amendment with the SEC.
The foregoing discussion of the significant events leading to the Charter Amendment Proposal and the VTA Revisions is not intended to catalogue every conversation, negotiation or event that occurred in connection with the development of the Charter Amendment Proposal or the VTA Revisions, but rather is intended to provide a summary of the significant events and considerations that led to the approval and recommendation of the Charter Amendment Proposal and the VTA Revisions by the full Board and the GCN Committee. In addition, the foregoing discussion of information considered by the GCN Committee and the full Board in determining to authorize and recommend approval of the Amended Charter, the Class A Conversion and the VTA Revisions is not intended to be exhaustive but includes the material factors considered by the GCN Committee and the full Board in making their decisions. In view of the wide variety of factors considered and the complexity of these matters, the GCN Committee and the full Board did not consider it practicable to, nor did they attempt to, quantify, rank or otherwise assign relative weights to the specific factors they considered in reaching their decisions.
The Proposed Amendments
If approved at the Annual Meeting and filed with the Delaware Secretary of State, the Amended Charter would amend and restate the Existing Charter to:
•
provide that, upon the Amended Charter Filing, each share of our Class A common stock will become convertible into one fully paid and nonassessable share of Class C common stock;

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provide that the Class A Conversion will occur automatically, without further action on the part of the Company or any holder of Class A common stock, at 12:01 a.m., Eastern Time, on the second business day following the Amended Charter Filing;

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provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock;

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provide that, upon the Class A Conversion, certain provisions relating to the Class A common stock will be deemed to have no further force or effect, including provisions defining the rights of holders of shares of Class A common stock (including provisions regarding voting rights, dividends and distributions and the transferability of Class A common stock) and obsolete provisions pertaining to certain rights of holders of shares of Class C common stock in relation to the Class A common stock;

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reduce the total number of authorized shares of Class A common stock from 500,000,000 to 34,613,853 (which reduction is intended to allow the Company to make additional filings with the Delaware Secretary of State following the Class A Conversion to eliminate all references to the Class A common stock in the Amended Charter, as further described in “— Additional Filings with the Delaware Secretary of State” below);

•
revise certain references to the Prior Exchange Agreement (as defined below) to reflect the terms of the Amended Exchange Agreement executed on April 1, 2026, as further described in “— Amended Exchange Agreement” below; and

•
effect certain other non-substantive amendments to the Existing Charter, including ministerial and conforming changes.

Certain Effects of the Amended Charter and the Class A Conversion
Following the Amended Charter Filing, each share of our Class A common stock will become convertible into one new share of Class C common stock. The Class A Conversion will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the Amended Charter Filing. The Amended Charter and the Class A Conversion will have the following effects, among others, on the holders of our common stock:
Voting Power
Holders of shares of our Class A common stock are currently entitled to cast one vote per share with respect to each matter presented to the Company’s stockholders on which the holders of Class A common stock are entitled to vote. Following the Class A Conversion, such holders will hold shares of Class C common stock and, accordingly, will be entitled to cast 1/100th of one vote per share with respect to each matter presented to the Company’s stockholders on which the holders of Class C common stock are entitled to vote. Neither the Amended Charter nor the Class A Conversion will have any impact on the voting rights of our Class B common stock, Class C common stock or Class D common stock.
Following the Class A Conversion, and after giving effect to the terms of the Voting Trust Agreement, assuming the same number of outstanding shares of common stock as on March 19, 2026, (i) the outstanding Class B common stock would represent approximately 39.37% of the total voting power of our outstanding common stock, (ii) the outstanding Class C common stock would represent approximately 45.12% of the total voting power of our outstanding common stock (with holders of formerly outstanding shares of Class A common stock holding approximately 12.92% of the total voting power of our outstanding common stock) and (iii) the outstanding Class D common stock would represent approximately 15.52% of the total voting power of our outstanding common stock.
Economic Interests
Neither the Amended Charter nor the Class A Conversion will have any impact on the economic interests of holders of our common stock, including with regard to dividends and liquidation rights. Because both our Class A common stock and Class C common stock are entitled to receive dividends as and when declared by the Board, following the Class A Conversion, holders of our Class A common stock whose shares are converted to shares of Class C common stock will remain eligible to receive any dividends declared by the Board on the same basis on which they would have received dividends had the Class A Conversion not occurred.
Capitalization
The Amended Charter will have no impact on the total issued and outstanding shares of common stock. Additionally, under our Existing Charter, we are authorized to issue 500,000,000 shares of Class A common stock, 500,000,000 shares of Class B common stock, 1,000,000,000 shares of Class C common stock, 1,000,000,000 shares of Class D common stock and 10,000,000 shares of preferred stock. The Amended Charter will provide that, from and after the Class A Conversion, (i) the Company will not have authority to issue or reissue shares of Class A common stock, (ii) the total number of authorized shares of Class A common stock will be reduced from 500,000,000 to 34,613,853 and (iii) the total number of authorized shares of common stock will be reduced from 3,010,000,000 shares to 2,544,613,853 shares (which reduction is intended to allow the Company to make additional filings with the Delaware Secretary of State following the Class A Conversion to eliminate all references to the Class A common stock in the Amended Charter, as further described in “— Additional Filings with the Delaware Secretary of State” below). However, neither the Amended Charter nor the Class A Conversion will have any impact on the number of authorized shares of Class B common stock, Class C common stock, Class D common stock or preferred stock.
NYSE Listing
Following the Class A Conversion, our Class A common stock, trading symbol “CWEN.A”, will be delisted from the NYSE and will no longer be traded. Our Class C common stock, including the shares of Class A common stock converted into shares of Class C common stock pursuant to the Class A Conversion, will continue to trade on the NYSE under the symbol “CWEN”.
Operations
The Class A Conversion will have no impact on our operations, except to the limited extent that we are able to realize some or all of the potential benefits from the Class A Conversion, which are described above.
Securities Act; Resale of Common Stock
We are relying on Section 3(a)(9) of the Securities Act to exempt the issuance of shares of Class C common stock resulting from the Class A Conversion from the registration requirements of the Securities Act. Under that exemption, when securities are exchanged for other securities of an issuer, the securities received assume the character of the exchanged securities for purposes of the Securities Act. Our outstanding shares of Class A common stock were issued in an offering registered, or were otherwise registered, under the Securities Act and therefore are not subject to resale restrictions (other than any shares of Class A common stock held by our affiliates or that constitute restricted securities). Accordingly, shares of Class C common stock issued as a result of the Class A Conversion may be sold in the same manner as our Class A common stock may currently be sold. Our affiliates and holders of any shares of Class A common stock that constitute restricted securities will continue to be subject to the restrictions specified in Rule 144 under the Securities Act.
We have no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person in connection with the Class A Conversion or the solicitation of proxies or votes in favor of the Charter Amendment Proposal. See “— Solicitations and Recommendations.”
Equity Incentive Plans
Upon the Class A Conversion, outstanding options, restricted stock units, performance stock units, DSUs, DERs and other equity incentive awards issued under any of our equity incentive plans that represent the right to receive, or are denominated in, shares of Class A common stock will remain unchanged, except that they will represent the right to receive, or be denominated in, shares of Class C common stock rather than shares of Class A common stock.
Interests of our Affiliates, Directors and Officers in the Class A Conversion
In considering the recommendation of the Board, you should be aware that CEG and some of our directors and executive officers may have interests in the Class A Conversion that are or may be different from, or in addition to, the interests of some or all of our public stockholders. For instance, as of March 19, 2026, (i) CEG owns 21,841 shares of Class A common stock (which amount excludes 42,738,750 Class B units of Clearway Energy LLC that are exchangeable at any time for shares of our Class A common stock) and (ii) our directors and executive officers collectively own approximately 9,765 shares of Class A common stock (which amount excludes certain DSUs and DERs that may be paid in Class A common stock). See “Stock Ownership of Directors, Named Executive Officers and Certain Beneficial Owners.”
As a result of CEG’s interest in the Class A Conversion, in addition to the GCN Committee’s standing responsibility to review and approve potential conflicts of interest between the Company and any affiliated parties, including CEG, with respect to transactions, arrangements or courses of action, the Board delegated to the GCN Committee, consisting of three independent directors who satisfy the requirements for independence set forth in the Charter of the GCN Committee, the power and authority (i) to make such investigation of the Potential Transactions, and any alternatives thereto, as the GCN Committee in its sole discretion deemed necessary, appropriate or advisable, (ii) to review, evaluate and, if applicable, negotiate (or supervise and direct the negotiations with respect to) the terms and conditions of the Potential Transactions on behalf of the Company and its public stockholders, (iii) to approve, or determine not to approve, any of the Potential Transactions and to make a recommendation to the Board whether to approve any of the Potential Transactions and, if appropriate, to submit the Amended Charter to the stockholders of the Company for approval at the Annual Meeting and recommend that the stockholders of the Company approve the Amended Charter and (iv) to take such other actions with respect to the Potential Transactions as the GCN Committee determined, in its sole discretion, to be necessary or appropriate.
The GCN Committee considered the effect of the Potential Transactions on each class of stockholders, and considered the historically lesser trading price of the Class A common stock as compared to the Class C common stock and the expected improvement in the liquidity position of the Class C common stock and all holders of both classes of common stock in the event of the Class A Conversion. Following its consideration of a number of factors relating to the Potential Transactions, including the factors described above under “Considerations and Purpose of the Amended Charter — Background and Considerations Involving the Amended Charter,” the GCN Committee unanimously (i) approved the Potential Transactions and (ii) recommended to the full Board that the Board approve the Potential Transactions.
The foregoing discussion of information considered by the GCN Committee in determining to authorize and recommend approval of the Potential Transactions is not intended to be exhaustive but includes the material factors considered by the GCN Committee in making its decision. In view of the wide variety of factors considered and the complexity of these matters, the GCN Committee did not consider it practicable to, nor did it attempt to, quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision.
Voting Trust Agreement
CEG beneficially owns all of our outstanding Class B common stock and Class D common stock, which represents, in the aggregate, approximately 54.88% of the combined voting power of our common stock as of March 19, 2026.

As a result of the disparity in voting rights between the Class A common stock and the Class C common stock, the Class A Conversion would, in the absence of the Voting Trust Agreement, cause the total relative voting power of CEG to increase disproportionately to the total relative voting power of all other stockholders of the Company. In order to mitigate any such disproportionate increase in CEG’s total relative voting power that may result from the Class A Conversion, CEG intends to enter into a voting trust agreement (the “Voting Trust Agreement”) with Wilmington Trust, National Association, as the voting trustee thereunder (the “Voting Trustee”), if the Amended Charter is approved at the Annual Meeting. Under the Voting Trust Agreement, CEG would, substantially concurrently with, and contingent upon, the Class A Conversion, deposit into a voting trust (the “Voting Trust”) a number of shares (the “Voting Trust Shares”) of our Class B common stock equal to the number of shares necessary to cause the total relative voting power that CEG holds in the Company as of immediately following the Class A Conversion to equal the total relative voting power that CEG holds in the Company as of immediately prior to the Class A Conversion. Based on the number of outstanding shares of each class of common stock on March 19, 2026, and assuming such number of shares equals the number of shares of each such class of common stock outstanding immediately prior to the Class A Conversion, the number of Voting Trust Shares that would be deposited into the Voting Trust is anticipated to equal 41,683,815 shares of Class B common stock.
Proportionate Voting
Under the Voting Trust Agreement, on any matter presented to the Company’s stockholders for a vote, including the election or removal of directors and any corporate action (including certain proposed change of control transactions of the Company), the Voting Trustee would be required to vote the Voting Trust Shares in the same proportion as the votes cast by all stockholders of the Company (including CEG with respect to any shares not held in the Voting Trust). For any matter subject to a vote of the holders of the same class or series of securities as any Voting Trust Shares (voting separately as a class and not together with one or more other classes or series of voting securities of the Company), the Voting Trustee would be required to vote the Voting Trust Shares corresponding to such class or series in accordance with the written direction of CEG.
Dividends and Distributions
Upon the declaration by the Company of any dividend or distribution with respect to any Voting Trust Shares, the Voting Trustee would instruct the Company to cause such dividend or distribution to be paid or delivered directly to CEG as if CEG itself held the Voting Trust Shares; provided, that any dividend or distribution paid in the form of voting securities of the Company would be retained by the Voting Trustee in the Voting Trust and would be subject to all of the terms and conditions of the Voting Trust Agreement.
Transfers
Under the Voting Trust Agreement, CEG would not be entitled to sell, transfer or otherwise dispose of any Voting Trust Shares, except in certain situations, including:

•
a transfer of Voting Trust Shares (i) in a bona fide transaction to any person that is not (a) an affiliate, subsidiary, director, officer, employee, agent or other representative of CEG or (b) a person whose ownership of Voting Trust Shares would result in CEG continuing to be deemed the “beneficial owner” (as such term is used in Rule 13d-3 under the Exchange Act) of such Voting Trust Shares (each person in this clause (b), a “CEG Related Person”), (ii) as collateral securing a bona fide debt financing of CEG or any of its affiliates or (iii) pursuant to any foreclosure, bankruptcy or other process as a result of which any lender or agent in respect of any such debt financing takes or transfers title to any Voting Trust Shares pledged pursuant to such debt financing;

•
a transfer of Voting Trust Shares to a CEG Related Person (provided that (i) such Voting Trust Shares would be retained by the Voting Trustee in the Voting Trust and would remain subject to all of the terms and conditions of the Voting Trust Agreement and (ii) such CEG Related Person, as a condition to such transfer, agrees to be bound by the terms of the Voting Trust Agreement);

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CEG’s election to tender any or all Voting Trust Shares in accordance with the terms of a tender offer;

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CEG’s election to tender any or all Voting Trust Shares in accordance with the terms of an exchange offer (provided that any voting securities of the Company received in such exchange offer as consideration for such tendered Voting Trust Shares would be retained by the Voting Trustee in the Voting Trust and would be subject to all of the terms and conditions of the Voting Trust Agreement);

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CEG’s election to exchange Class B units of Clearway Energy LLC for shares of Class C common stock under the Amended Exchange Agreement (each, a “B/C Exchange”), in which case the shares of Class C common stock issued in such B/C Exchange would be delivered directly to CEG as if CEG itself held the Voting Trust Shares;

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any other acquisition of Voting Trust Shares by the Company or Clearway Energy LLC; or

•
any Share Release (as defined below).

Upon completion of any transfer of Voting Trust Shares permitted under the Voting Trust Agreement (other than a transfer to a CEG Related Person or a pledge of Voting Trust Shares as collateral securing a bona fide debt financing of CEG or any of its affiliates where the beneficiary of such collateral does not have the right to exercise the voting rights of such shares), such Voting Trust Shares would no longer be subject to the terms and conditions of the Voting Trust Agreement.
Notwithstanding the foregoing, under the Voting Trust Agreement, CEG would not be entitled to sell, transfer or otherwise dispose of any Voting Trust Shares to any person to the extent that such transfer, together with any other transfers of voting securities of the Company by CEG or any CEG Related Person to such person (but disregarding any other acquisition of voting securities of the Company by such person) would result in such person (and any “group” as that term is used in Rule 13d-3 under the Exchange Act) being transferred by CEG 90% or more of the total voting power of the Company (such number of voting securities that would otherwise be so transferred by CEG equal to the number of voting securities representing 90% or more of the total voting power of the Company, the “Excess Voting Securities”) that would permit such person to effect a merger of the Company pursuant to Section 253 of the DGCL. The foregoing restriction on transfers would not apply if the applicable transferee either (i) agrees to enter into an agreement substantially on the same terms and conditions as the Voting Trust Agreement with respect to the Excess Voting Securities or (ii) otherwise agrees with the Company to not cause a merger of the Company pursuant to Section 253 of the DGCL using and in reliance on the Excess Voting Securities.
Share Issuances; Share Releases
In the event the Company issues additional shares of Class C common stock (other than to CEG or a CEG Related Person) following the Class A Conversion (each such issuance, a “Class C Issuance”), CEG would be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, a “Class C Issuance Share Release”) in an amount calculated pursuant to a formula set forth in the Voting Trust Agreement, which calculation would be intended to cause the total relative voting power that CEG holds in the Company as of immediately following such Class C Issuance and Class C Issuance Share Release to equal the total relative voting power that CEG would have held as of immediately following such Class C Issuance had (i) the Class A Conversion and the Amended Charter Filing not occurred and (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred.
In the event that, following the Class A Conversion, the Company issues additional voting securities (other than shares of Class C common stock) (other than to CEG or a CEG Related Person) or takes any other corporate action affecting the total relative voting power that CEG holds in the Company (each such issuance or corporate action, a “Specified Corporate Action”), CEG would be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, an “SCA Share Release”) in an amount that would cause the total relative voting power that CEG holds in the Company as of immediately following such Specified Corporate Action and SCA Share Release to equal the total relative voting power that CEG would have held as of immediately following such Specified Corporate Action had (i) the Class A Conversion and the Amended Charter Filing not occurred and (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred.

In the event CEG effects a B/C Exchange following the Class A Conversion, CEG would be entitled to require the Voting Trustee to cause Voting Trust Shares to be released from the Voting Trust to CEG (each such release, a “B/C Exchange Share Release” and, together with a Class C Issuance Share Release and an SCA Share Release, each a “Share Release”) in an amount that would cause the total relative voting power that CEG holds in the Company as of immediately following such B/C Exchange and B/C Exchange Share Release to equal the total relative voting power that CEG would have held at such time had (i) the Class A Conversion and the Amended Charter Filing not occurred, (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred and (iii) the Class B units of Clearway Energy LLC subject to such B/C Exchange been exchanged for shares of Class A common stock rather than shares of Class C common stock (the “Hypothetical Baseline Voting Power”). If (i) as a result of any B/C Exchange, the total relative voting power that CEG holds in the Company as of immediately following such B/C Exchange exceeds the Hypothetical Baseline Voting Power as a result of the cancellation of Voting Trust Shares in connection with such B/C Exchange or (ii) following any B/C Exchange Share Release, CEG sells, transfers or otherwise disposes of (in each case, other than to an Affiliate of CEG or as collateral securing a bona fide debt financing of CEG or any of its Affiliates (any such transfer or disposition, a “Permitted Transfer”)) shares of Class C common stock (a “Post-B/C Exchange Disposition”), then, in either case, immediately following such B/C Exchange or Post-B/C Exchange Disposition, CEG would deposit into the Voting Trust a number of shares of our Class B common stock in an amount that would cause the total voting power that CEG holds in the Company as of immediately following such deposit to equal the total voting power that CEG would have held as of immediately following such B/C Exchange or Post-B/C Exchange Disposition, as applicable, had (i) the Class A Conversion and the Amended Charter Filing not occurred, (ii) the creation of the Voting Trust and the deposit of the initial Voting Trust Shares into the Voting Trust not occurred and (iii) CEG exchanged the applicable Class B units of Clearway Energy LLC in the B/C Exchange for shares of Class A common stock (rather than shares of Class C common stock) and then, in the case of a Post B/C Exchange Disposition, disposed of shares of Class A common stock rather than shares of Class C common stock disposed in such Post-B/C Exchange Disposition (up to (but not exceeding), in the aggregate, the number of shares of Class A common stock assumed to have been received in exchange for Class B units of Clearway Energy LLC pursuant to the immediately preceding clause (iii) in respect of the related B/C Exchange). In addition, if, following a Permitted Transfer, any shares of Class C common stock included in the Permitted Transfer are transferred to any person other than pursuant to a Permitted Transfer, CEG would deposit into the Voting Trust shares of Class B common stock as if such shares of Class C common stock were transferred in a Post-B/C Exchange Disposition.
Upon completion of any Share Release, any Voting Trust Shares so released from the Voting Trust would no longer be subject to the terms and conditions of the Voting Trust Agreement.
Term; Termination
The Voting Trust would be irrevocable by CEG and would terminate only upon the earliest to occur of (i) an event constituting a change of control of the Company, (ii) the dissolution or liquidation of the Company or (iii) the time at which no Voting Trust Shares remain in the Voting Trust.
The foregoing description of the Voting Trust Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Voting Trust Agreement, the form of which is attached to this Proxy Statement as Appendix C.
Amended Exchange Agreement
Prior to April 1, 2026, the Company was a party to a Second Amended and Restated Exchange Agreement with CEG and Clearway Energy LLC (the “Prior Exchange Agreement”). Under the Prior Exchange Agreement, CEG (and certain permitted assignees and permitted transferees who acquire Class B units or Class D units of Clearway Energy LLC (collectively with CEG, the “CEG Unitholders”)) were permitted to, from time to time, (i) exchange its Class B units of Clearway Energy LLC for shares of Class A common stock or (ii) exchange its Class D units of Clearway Energy LLC for shares of Class C common stock, in each case, on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications; provided, that, upon any exchange of Class B units of Clearway Energy LLC for shares of our Class A common stock, or any exchange of Class D units of Clearway Energy LLC for shares of our Class C common stock, a corresponding number of shares of Class B common stock or Class D common stock, as applicable, would be extinguished. As of March 19, 2026, CEG owned 42,738,750 Class B units of Clearway Energy LLC that were exchangeable at any time for shares of Class A common stock under the Prior Exchange Agreement. For additional information about the Prior Exchange Agreement, see “Certain Relationships and Related Person Transactions — Exchange Agreement.”
If our stockholders approve the Amended Charter and the Amended Charter is filed with the Delaware Secretary of State, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock, which will eliminate the ability of the CEG Unitholders to exchange their Class B units of Clearway Energy LLC for shares of Class A common stock. In light of these considerations, on April 1, 2026, the Company, CEG and Clearway Energy LLC entered into the Third Amended and Restated Exchange Agreement (the “Amended Exchange Agreement”), pursuant to which a CEG Unitholder is entitled to, from time to time, exchange its Class B units of Clearway Energy LLC for shares of Class C common stock (rather than shares of Class A common stock), in each case, on a one-for-one basis, subject to equitable adjustments for stock splits, stock dividends and reclassifications; provided, that, upon any such exchange, a corresponding number of shares of Class B common stock will be extinguished. On April 2, 2026, the Company filed with the SEC a Current Report on Form 8-K that includes the Amended Exchange Agreement as an exhibit thereto.
Required Vote; Conditions Precedent to the Effectiveness of the Amended Charter
Adoption of this proposal requires the affirmative vote of:
(i)
66 2∕3% of the combined voting power of the shares of our common stock outstanding and entitled to vote on the proposal; and

(ii)
a majority of the voting power of the shares of our Class A common stock outstanding and entitled to vote on the proposal.

If approved by our stockholders at the Annual Meeting, the Amended Charter would become effective upon acceptance of its filing by the Delaware Secretary of State, which we expect to occur on the day following the Annual Meeting. If our stockholders do not approve this proposal, the Amended Charter will not be filed.
Additionally, the Company will not file the Amended Charter with the Delaware Secretary of State unless and until the Voting Trust Agreement has been (or will be substantially concurrently with the filing of the Amended Charter) executed by CEG and the Voting Trustee, which we expect to occur on the day following the Annual Meeting.
Furthermore, the Board reserves the right to abandon or delay the Amended Charter Filing, without further action by our stockholders, at any time before the effectiveness of the Amended Charter, even if the proposal has been approved by our stockholders and all other conditions to the adoption of this proposal and the Amended Charter Filing have been satisfied. Although the Board does not anticipate exercising its rights to abandon or delay the Amended Charter Filing, nor does it contemplate specific events that would trigger abandonment or delay, the Board will abandon or delay such filing if, in its business judgment, the Amended Charter Filing is no longer in the best interests of the Company or our stockholders. By voting in favor of the Amended Charter, you will also be expressly authorizing the Board to determine not to proceed with, and abandon, the Amended Charter if it should decide to do so.
Additional Filings with the Delaware Secretary of State
Pursuant to Section 243 of the DGCL, a corporation, by resolution of its board of directors, may retire any shares of its capital stock that are issued but are not outstanding. Whenever any such shares are retired, such shares resume the status of authorized and unissued shares of the class or series to which they belong, unless the corporation’s certificate of incorporation otherwise provides. If the corporation’s certificate of incorporation prohibits the reissuance of such shares, a certificate stating that reissuance of the shares (as part of the class or series) is prohibited, identifying the shares and reciting their retirement will be executed, acknowledged and filed with the Delaware Secretary of State and will become effective in accordance with Section 103 of the DGCL. When such certificate becomes effective, it will have the effect of amending the corporation’s certificate of incorporation so as to reduce accordingly the number of authorized shares of the class or series to which such shares belong or, if such retired shares constitute all of the authorized shares of the class or series to which they belong, of eliminating from the certificate of incorporation all references to such class or series of stock.
The Amended Charter (i) will provide that, from and after the Class A Conversion, the Company will not have authority to issue or reissue shares of Class A common stock and (ii) will reduce the total number of authorized shares of Class A common stock to 34,613,853, which is equal to the total number of shares of Class A common stock outstanding as of March 19, 2026. Accordingly, in the event the Amended Charter is approved at the Annual Meeting and filed with the Delaware Secretary of State, the Company intends to, promptly following the Class A Conversion, file with the Delaware Secretary of State (a) a certificate of retirement pursuant to Section 243 of the DGCL to retire all of the shares of Class A common stock converted in the Class A Conversion, which will also have the effect of eliminating from the Amended Charter all references to the Class A common stock, and (b) a restated certificate of incorporation of the Company that would restate the Amended Charter to reflect the elimination of all references to the Class A common stock.
Stock Certificates
From and after the Class A Conversion, physical stock certificates formerly representing shares of Class A common stock will represent an equal number of shares of Class C common stock. Following the Class A Conversion, any holder of a certificate formerly representing shares of Class A common stock may surrender such certificate to the Company at any time during normal business hours at the principal executive offices of the Company or at the office of the Company’s transfer agent, accompanied by a written request from the holder of such shares for a new certificate representing the shares of Class C common stock into which such shares were converted, and (if so required by the Company or its transfer agent) by instruments of transfer, in form satisfactory to the Company and its transfer agent, duly executed by such holder or such holder’s duly authorized attorney. The issuance of certificates for shares of Class C common stock in connection with the Class A Conversion will be made without charge to the holders of such shares for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares that were converted, then the holder requesting the issuance thereof must pay to the Company the amount of any tax that may be payable in respect of any transfer involved in such issuance or establish to the satisfaction of the Company that such tax has been paid or is not payable.
No Appraisal Rights
Holders of our Class A common stock will not have appraisal rights under Delaware law or under our Existing Charter or Amended Charter in connection with the Class A Conversion.
Certain Federal Income Tax Consequences
We have summarized below certain U.S. federal income tax consequences of the Class A Conversion based on the Internal Revenue Code (the “Code”). This summary does not discuss all aspects of federal income taxation that may be relevant to you in light of your individual circumstances. In addition, this summary does not address any state, local or foreign tax consequences of the Class A Conversion. This summary is included for general information purposes only and is not intended to constitute advice regarding the federal income tax consequences of the Class A Conversion. We have not and do not intend to seek any rulings from the U.S. Internal Revenue Service (the “IRS”) regarding the tax consequences of the Class A Conversion and, thus, there can be no assurance that the IRS will not take a contrary position or that such position would not be sustained by a court. Accordingly, you are urged to consult your own tax advisor with respect to the tax consequences of the Class A Conversion, including tax reporting requirements.
The Class A Conversion is intended to qualify as a recapitalization within the meaning of Section 368(a)(1)(E) of the Code and/or as an exchange described under Section 1036(a) of the Code. Assuming the Class A Conversion so qualifies:

•
no gain or loss is expected to be recognized for U.S. federal income tax purposes by holders of our Class A common stock upon the Class A Conversion;

•
a stockholder’s aggregate basis in shares of Class C common stock received in the Class A Conversion is expected to be the same as the stockholder’s aggregate basis in its Class A common stock converted pursuant to the Class A Conversion;

•
a stockholder’s holding period for Class C common stock is expected to include such stockholder’s holding period for the Class A common stock converted pursuant to the Class A Conversion, provided that each share of Class A common stock was held by such stockholder as a capital asset as defined in Section 1221 of the Code as of immediately prior to the Class A Conversion; and

•
no gain or loss is expected to be recognized for U.S. federal income tax purposes by us upon the Class A Conversion.

Legal Proceedings
On March 30, 2026, a purported stockholder of the Company filed a class action lawsuit in the Delaware Court of Chancery related to the proposed Amended Charter, captioned New England Teamsters Pension Fund v. Clearway Energy, Inc., et al., C.A. No. 2026-0427-KSJM. The lawsuit alleges, among other things, that CEG and certain of the Company’s directors and officers breached their fiduciary duties by approving or causing the Board to approve the proposed Amended Charter purportedly to perpetuate CEG’s control of the Company. Although the Company believes the allegations in the lawsuit are without merit, the Company has shared the VTA Revisions with plaintiff’s counsel and the Company believes the VTA Revisions and the Proxy Amendment (described above) moot the claims asserted.
Solicitations and Recommendations
We have no contract, arrangement or understanding relating to the payment of, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person in connection with the Class A Conversion or the solicitation of proxies or votes in favor of the Charter Amendment Proposal. In addition, neither our proxy solicitor, MacKenzie Partners, Inc., nor any broker, dealer, salesperson, agent or any other person is engaged or authorized to express any opinion, recommendation or judgment with respect to the relative merits and risks of the Charter Amendment Proposal or the Class A Conversion. The Board and officers of the Company, as well as employees of CEG in accordance with the services such employees perform for and on behalf of the Company pursuant to the CEG Master Services Agreement (as defined below), may solicit proxies or votes in favor of the Charter Amendment Proposal and will answer inquiries concerning the Charter Amendment Proposal and the Class A Conversion. However, no such employees will receive additional compensation for, and no such employees have been hired or appointed for the purpose of, soliciting proxies or votes in favor of the Charter Amendment Proposal or answering any such inquiries. In addition, the fees payable by us to CEG under the CEG Master Services Agreement are not contingent upon the number of proxies or votes in favor of the Charter Amendment Proposal.
Potential Exchange Offer
If our stockholders do not approve the Amended Charter, the Company intends to pursue certain transactions or other actions to cause all or a portion of the shares of our Class A common stock to no longer be outstanding, or to otherwise simplify the class structure of the Company’s capital stock, which actions may include the purchase of such shares in the open market, in privately negotiated transactions or through one or more tender or exchange offers.
In particular, the Company may commence an offer to exchange (the “Potential Exchange Offer”) any and all shares of Class A common stock tendered in the Potential Exchange Offer for shares of Class C common stock. In exchange for each share of Class A common stock properly tendered (and not validly withdrawn) in the Potential Exchange Offer, participating holders of Class A common stock would receive one share of Class C common stock. The complete terms and conditions of the Potential Exchange Offer would be set forth in an Offer to Exchange and related letter of transmittal that would be filed with the SEC under cover of Schedule TO and sent to holders of shares of Class A common stock.

There can be no assurance that the Company will complete the Potential Exchange Offer if our stockholders do not approve the Amended Charter. The Potential Exchange Offer would be subject to the satisfaction of certain conditions to be set forth in the Offer to Exchange, related letter of transmittal and other related documents that would be filed with the SEC with respect to the Potential Exchange Offer, and if any of such conditions are not satisfied or waived for the Potential Exchange Offer, the Potential Exchange Offer would not be completed. In addition, even if the Company completes the Potential Exchange Offer, the as-converted value of the Class C common stock our holders of Class A common stock would receive in connection with the Potential Exchange Offer may be less than the as-converted value they would have received had the Class A Conversion occurred.
THIS PROXY STATEMENT IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL ANY SHARES OF CLASS A COMMON STOCK, NOR IS IT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SHARES OF CLASS C COMMON STOCK. THIS PROXY STATEMENT IS NOT A SOLICITATION FOR ACCEPTANCE OF ANY POTENTIAL EXCHANGE OFFER. ANY POTENTIAL EXCHANGE OFFER WILL BE MADE ONLY BY, AND PURSUANT TO THE TERMS OF, THE OFFER TO EXCHANGE, LETTER OF TRANSMITTAL AND OTHER RELATED DOCUMENTS FILED WITH THE SEC WITH RESPECT TO SUCH POTENTIAL EXCHANGE OFFER, IF APPLICABLE. NONE OF THE COMPANY, THE BOARD, ITS OFFICERS OR EMPLOYEES NOR ANY OTHER PERSON IS MAKING ANY RECOMMENDATION IN CONNECTION WITH ANY POTENTIAL EXCHANGE OFFER OR ANY SOLICITATION FOR TENDERS IN ANY POTENTIAL EXCHANGE OFFER.
The Board recommends a vote “FOR” the approval of the Amended Charter as disclosed in this Proxy Statement. Proxies received by the Board will be voted “FOR” the approval of the Amended Charter unless a contrary vote is specified.

Appendix C to the Original Proxy Statement is hereby amended and restated in its entirety to read as follows:
APPENDIX C
FORM OF VOTING TRUST AGREEMENT
This VOTING TRUST AGREEMENT (this “Agreement”), dated as of [         ], 2026, is by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association (“WTNA”), as voting trustee hereunder (the “Trustee”).
WHEREAS, as of the date hereof, CEG holds (i) [       ] shares of Class A common stock, par value $0.01 per share (the “Class A Common Stock”), of Clearway Energy, Inc., a Delaware corporation (the “Company”), (ii) all [     ] outstanding shares of Class B common stock, par value $0.01 per share, of the Company (the “Class B Common Stock”), and (iii) all [        ] outstanding shares of Class D common stock, par value $0.01 per share, of the Company (the “Class D Common Stock”);
WHEREAS, on the date hereof, the Company intends to file a Second Amended and Restated Certificate of Incorporation of the Company (the “Amended Certificate”) with the Secretary of State of the State of Delaware (the “Secretary”), which will amend and restate the existing Amended and Restated Certificate of Incorporation of the Company in its entirety to, among other things, provide that (i) upon the filing of the Amended Certificate with the Secretary (the “Amended Certificate Filing”), each outstanding share of Class A Common Stock will become convertible into one share of Class C common stock, par value $0.01 per share, of the Company (the “Class C Common Stock” and, together with the Class A Common Stock, Class B Common Stock and Class D Common Stock, the “Common Stock”) and (ii) such conversion (the “Class A Conversion”) will occur automatically at 12:01 a.m., Eastern Time, on the second business day following the Amended Certificate Filing (the “Effective Time”);
WHEREAS, each share of Class A Common Stock and Class B Common Stock entitles the holder thereof to one vote with respect to each matter submitted to a vote of the Company’s stockholders generally, and each share of Class C Common Stock and Class D Common Stock entitles the holder thereof to 1/100th of one vote with respect to each matter submitted to a vote of the Company’s stockholders generally;
WHEREAS, as a result of the disparity in voting rights between the Class A Common Stock and the Class C Common Stock, the Class A Conversion would, in the absence of this Agreement, cause the total relative voting power of CEG to increase disproportionately to the total relative voting power of all other stockholders of the Company;
WHEREAS, in order to mitigate any such disproportionate increase in CEG’s total relative voting power in the Company that may result from the Class A Conversion, CEG desires to, at the Effective Time, deposit with the Trustee the Initial Deposited Shares (as defined below), and the Trustee is willing to hold, vote and dispose of the Initial Deposited Shares and any other Deposited Shares (as defined below) in accordance with the terms and conditions hereof; and
WHEREAS, the parties hereto acknowledge and agree that the purpose of this Agreement is to, among other things, facilitate the Company’s compliance with the voting rights requirements set forth in Section 313 of the New York Stock Exchange Listed Company Manual (the “NYSE Voting Rights Policy”).
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:
1.   Certain Definitions.   As used herein:
(a)   “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person, with “control” in such context meaning the ability to direct the management or policies of a Person through ownership of Voting Securities, pursuant to a written agreement or otherwise; provided, however, that for purposes of this Agreement, the Company shall not be deemed to be an Affiliate of CEG or any of its controlling Affiliates.

(b)   “Business Day” shall mean any day other than: (i) a Saturday or Sunday; or (ii) a day on which banking and savings and loan institutions in Wilmington, Delaware, New York, New York or the location of the Corporate Trust Office designated by the Trustee (if other than Wilmington, Delaware) or the city in which the designated office of the Trustee is located are required or authorized by law or regulatory authority to be closed for business.
(c)   “Bylaws” means the Fourth Amended and Restated Bylaws of the Company, as amended and restated from time to time.
(d)   “CEG Related Person” means (i) any Affiliate, subsidiary, director, officer, employee, agent or other representative of CEG or (ii) any Person whose ownership of Deposited Shares would result in CEG continuing to be deemed the “beneficial owner” (as such term is used in Rule 13d-3) of such Deposited Shares.
(e)   “Change of Control” means the occurrence of any of the following events after the Effective Time:
(i)   the acquisition of shares of the Company by any “person” or “group” (as such terms are used in Rule 13d-3) in a transaction or series of transactions that result in such person or group directly or indirectly becoming the “beneficial owner” (as such term is used in Rule 13d-3) of more than 50% of the total voting power of the outstanding Voting Securities of the Company;
(ii)   the consummation of a merger, consolidation or other business combination involving the Company, unless immediately following such transaction the holders of the outstanding Voting Securities of the Company immediately prior to such transaction continue to collectively own, directly or indirectly, more than 50% of the total voting power of the outstanding Voting Securities of the entity surviving such merger, consolidation or other business combination;
(iii)   the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of the Company; or
(iv)   as the result of or in connection with any cash tender offer or exchange offer, merger, consolidation or other business combination, sale of assets or contested election of directors or any combination of the foregoing transactions (a “Transaction”), the persons who constituted a majority of the members of the Board of Directors of the Company (the “Board”) as of the Effective Time and persons whose election as members of the Board was approved by such members then still in office or whose election was previously so approved after the Effective Time, but before the event that constitutes a Change of Control, no longer constitute such a majority of the members of the Board then in office. A Transaction constituting a Change of Control shall only be deemed to have occurred upon the closing of such Transaction.
(f)   “Clearway LLC” means Clearway Energy LLC, a Delaware limited liability company.
(g)   “Corporate Trust Office” means the principal corporate trust office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date hereof is located at 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration — CEG Voting Trust.
(h)   “DGCL” means the General Corporation Law of the State of Delaware, as the same may be amended from time to time, or any successor statute thereto.
(i)   “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(j)   “Exchange Agreement” means that certain Third Amended and Restated Exchange Agreement, dated as of April 1, 2026, by and among the Company, Clearway LLC, CEG and the other Persons from time-to-time party thereto, as may be amended, restated, supplemented or replaced from time to time.
(k)   “Hypothetical Baseline Voting Power” means, with respect to any Specified Share Issuance, Specified Corporate Action, Specified Exchange or Post-Specified Exchange Disposition, the total voting power that CEG would have held with respect to the outstanding Voting Securities of the Company immediately following such Specified Share Issuance, Specified Corporate Action, Specified Exchange or Post-Specified Exchange Disposition, as applicable, assuming that (i) the Class A Conversion and the Amended Certificate Filing had not occurred, (ii) the creation of the Voting Trust and the deposit or retention of the Deposited Shares into the Voting Trust pursuant to this Agreement had not occurred, (iii) in the case of a Specified Exchange or a related Post-Specified Exchange Disposition, that CEG exchanged the Class B Units subject to the applicable Specified Exchange for shares of Class A Common Stock rather than shares of Class C Common Stock, and (iv) in the case of a Post-Specified Exchange Disposition, that CEG had disposed of shares of Class A Common Stock rather than shares of Class C Common Stock disposed in such Post-Specified Exchange Disposition (up to (but not exceeding), in the aggregate (and without duplication), the number of shares of Class A Common Stock assumed to have been received in exchange for Class B Units pursuant to the immediately preceding clause (iii) in respect of the related Specified Exchange). For the avoidance of doubt, the intent of the Hypothetical Baseline Voting Power is to define the total voting power that CEG generally would have held with respect to the outstanding Voting Securities of the Company in the absence of the Amended Certificate Filing, the Class A Conversion, this Agreement and the amendment and restatement of the Exchange Agreement on April 1, 2026.
(l)   “Non-Trust CEG Shares” means, as of any date of determination, any shares of Voting Securities owned by CEG that are not held in the Voting Trust pursuant to this Agreement.
(m)   “Non-Voting Securities” means, with respect to any Person as of any time, any shares of capital stock or other securities of such Person that at such time do not constitute Voting Securities of the Company.
(n)   “Person” means any individual, partnership, corporation, limited liability company, trust or other entity, including any governmental entity.
(o)   “Responsible Officer” means with respect to the Trustee, any officer assigned to and working in the Corporate Trust Office of the Trustee, including any senior vice president, vice president, assistant vice president, assistant treasurer, assistant secretary or any other trust officer working in the Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers, in each case, having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer of the Trustee to whom such matter is referred because of such officer’s actual knowledge of and familiarity with the particular subject.
(p)   “Rule 13d-3” means Rule 13d-3 promulgated under the Exchange Act.
(q)   “Secured Parties” has the meaning set forth in the Security Agreement.
(r)   “Security Agreement” means the Third Amended and Restated Pledge and Security Agreement, to be dated on or around the date hereof, by and among CEG, the Trustee and Natixis, New York Branch, as Administrative Agent, as amended, restated, supplemented, or otherwise modified from time to time.
(s)   “Transfer” means, as to any Deposited Share, to sell, or in any other way transfer, assign, distribute, encumber, pledge, mortgage or otherwise dispose of, and “Transferred” means the condition of a Transfer having occurred; provided, that no transfer of any direct or indirect ownership or other equity or participation interest in CEG or any of its direct or indirect equityholders or any fund, managed account, side-by-side vehicle or other investment vehicle or product advised, managed or controlled by any of the foregoing or any of their respective Affiliates, or any agreement or commitment to do the foregoing, shall be deemed a “Transfer” for the purposes of this Agreement.
(t)   “Voting Securities” means, with respect to any Person as of any time, any shares of capital stock or other securities of such Person that is at such time entitled to vote generally in the election of directors, managers or trustees of such Person or on other matters submitted to a vote of the stockholders, members, partners or other owners of such Person (including, with respect to the Company, shares of Common Stock), or any other securities convertible, exchangeable or exercisable into such shares or securities.
(u)   “Written Direction” means written direction to the Trustee from CEG or the Company in the form of Exhibit B-3.
2.   Creation of Voting Trust.
(a)   Subject to the terms and conditions of this Agreement, a voting trust (the “Voting Trust”) is hereby created and established as a Delaware common law trust under this Agreement for the purpose of meeting the requirements of Section 218(a) of the DGCL. The name of the Voting Trust, including for purposes of Section 9-503 of the Uniform Commercial Code as in effect in any applicable jurisdiction, is “Clearway Energy Group LLC Voting Trust”. In accordance with Section 218(a) of the DGCL, the parties hereto (i) shall deliver a copy of this Agreement to the principal place of business of the Company, including all counterparts as executed, all supplements and all amendments thereto and (ii) shall permit the inspection of the Agreement, as executed, supplemented and amended, to any stockholder of the Company, daily during business hours, upon at least five (5) Business Days’ prior request.
(b)   CEG hereby appoints WTNA as Trustee hereunder. The Trustee hereby accepts such appointment to act as Trustee under this Agreement as provided herein, and covenants and agrees to perform faithfully and diligently the covenants and agreements contained herein.
3.   Trust is Irrevocable.   The Voting Trust shall be irrevocable by CEG and shall terminate only upon the termination of this Agreement in accordance with the provisions of Section 10 hereof. Except as otherwise provided herein, the Deposited Shares may not be withdrawn from the Voting Trust.
4.   Deposit of Deposited Shares.
(a)   At the Effective Time, CEG shall deposit with, and assign and transfer to, the Trustee, and the Trustee shall accept in trust, [       ]1 shares of Class B Common Stock (the “Initial Deposited Shares”). The Initial Deposited Shares, together with any other Voting Securities of the Company deposited into the Voting Trust or otherwise required to be retained by the Trustee in the Voting Trust pursuant to any other provision of this Agreement, are referred to herein as the “Deposited Shares”, and shall be held by the Trustee in the Voting Trust in accordance with the terms of this Agreement. The Trustee shall hold the Deposited Shares in the Voting Trust for the benefit of CEG.
(b)   CEG shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to cause all Deposited Shares to be promptly registered in book-entry form in the name of the Trustee (or its nominee) on the stockholder register of the Company. Such registration shall include a legend or other notation to the effect that such Deposited Shares (i) are held by the Trustee in the Voting Trust for the benefit of CEG and (ii) are subject to this Agreement and may not be Transferred by the Trustee or CEG, except in compliance with the terms set forth herein. Each of CEG and the Trustee shall use its reasonable best efforts to cooperate with the other party and with the Company to ensure that the Company and its transfer agent promptly effect such registration and notation. In furtherance of the foregoing, all Deposited Shares shall be registered in the name “Wilmington Trust, National Association, not in its individual capacity but solely as Trustee.” Under no circumstances shall any Deposited Shares be registered in the name of WTNA in its individual capacity.

1
Number of Initial Deposited Shares to equal the number of shares of Class B Common Stock necessary to cause the total relative voting power that CEG holds in the Company as of immediately following the Class A Conversion to equal the total relative voting power that CEG holds in the Company as of immediately prior to the Class A Conversion. Based on the number of outstanding shares of each class of common stock on March 19, 2026, and assuming such number of shares equals the number of shares of each such class of common stock outstanding immediately prior to the Class A Conversion, the number of Voting Trust Shares that would be deposited into the Voting Trust is anticipated to equal 41,683,815 shares of Class B common stock.

5.   Legal Title.   During the term of this Agreement, the Trustee shall have the legal title to the Deposited Shares, solely as a trustee/nominee for the exclusive benefit of CEG as beneficial owner of the Deposited Shares, and be entitled to exercise, in person or by its nominee or proxy, all rights and powers in respect to any or all such Deposited Shares (in each case, subject to the Amended Certificate, the Bylaws, this Agreement and applicable law), including, without limitation, the right and power (i) to vote thereon and to take part in or consent to any corporate or stockholders’ action of any kind whatsoever, whether ordinary or extraordinary, in accordance with all of the terms and conditions set forth in this Agreement, (ii) if so directed in writing by CEG, to waive any notice of any regular or special meeting of stockholders of the Company or any other notices due in respect of the Deposited Shares, (iii) if so directed in writing by CEG, to pledge as collateral all Deposited Shares in accordance with the terms and conditions set forth in this Agreement and (iv) to exercise all other voting rights and powers pertaining to ownership of the Deposited Shares. The right to vote shall include the right to vote for the election or removal of directors of the Company and in favor of or against any resolution or proposed action of any character whatsoever, which may be presented at any meeting or require the consent of stockholders of the Company, including, but not limited to, any proposed Change of Control. It is expressly understood and agreed that CEG shall not have any right, either under this Agreement or under any other agreement, express or implied, or otherwise, to vote the Deposited Shares or to take part in or consent to any corporate action of the Company, in each case solely with respect to the Deposited Shares. Except as provided in Section 11 hereof, the Trustee shall have no authority to Transfer or otherwise dispose of, convey any interest in or encumber any Deposited Shares. During the term hereof, CEG shall not have legal title to any part of the Deposited Shares and, except pursuant to Section 11 hereof, shall not be entitled to Transfer any Deposited Shares. For the avoidance of doubt, the Trustee has no equitable, beneficial, reversionary, or contingent interest in the Deposited Shares, and no right to possess, use, encumber, pledge, or dispose of the Deposited Shares, except as expressly directed in writing by CEG or as otherwise set forth in this Agreement. As between the parties, all equitable and beneficial ownership of the Deposited Shares resides at all times in CEG. For the further avoidance of doubt, the Trustee’s creditors shall have recourse only to the Trustee’s own assets and not to the Deposited Shares; the Deposited Shares shall not be subject to attachment, levy, execution, or other process for the Trustee’s debts. The Trustee hereby subordinates any security interest, lien or other encumbrance against the Deposited Shares to the Secured Parties’ security interest and agrees not to exercise any right of recoupment, setoff or debit against the Deposited Shares.
6.   Proportionate Voting.
(a)   On any matter presented to the holders of the Voting Securities of the Company for a vote, including, without limitation, the election or removal of directors and any corporate action, whether ordinary or extraordinary (including any proposed Change of Control), the Trustee shall (i) in the case of a matter presented at any regular or special meeting of stockholders, be present, represented by proxy, at such meeting so that all Deposited Shares may be counted for purposes of determining the presence of a quorum at such meeting and (ii) vote the Deposited Shares in the same proportion as the votes cast by all holders of Voting Securities of the Company entitled to vote thereon (including, for the avoidance of doubt, CEG with respect to any Non-Trust CEG Shares), and the Trustee shall not exercise any voting discretion over the Deposited Shares. For purposes of this section, a “vote” shall include, with respect to the election of directors, a vote “for” and a vote to “withhold authority,” and with respect to any other matter, a vote “for”, “against” or “abstain.” For the avoidance of doubt, the Trustee shall not be required to attend any regular or special meeting of stockholders in person.
(b)   With respect to any action by written consent or consent solicitation in lieu of a meeting of stockholders, the Trustee shall execute and deliver to the Company a written consent with respect to the percentage of Deposited Shares in the same proportion as the consents received with respect to all outstanding Voting Securities of the Company (including, for the avoidance of doubt, any Non-Trust CEG Shares), and the Trustee shall not exercise any consent discretion over the Deposited Shares.
(c)   For each such vote referred to in Section 6(a) or written consent referred to in Section 6(b), the Trustee shall in good faith consult with the Company to confirm the proportional allocation of votes or consents (including votes or consents “for,” “against,” “withhold authority” and “abstain,” as applicable) to be cast or delivered with respect to the Deposited Shares, as close in time to the applicable vote or consent as is reasonably practicable. Notwithstanding anything in Section 6(a) or Section 6(b)

to the contrary, the Trustee shall not be required to cast any vote or deliver any written consent with respect to the Deposited Shares until, following such consultation with the Company, the Company has provided the Trustee with a Written Direction setting forth the proportional allocation of votes or consents to be cast or delivered with respect to the Deposited Shares consistent with this Agreement. The Trustee (i) shall be entitled to conclusively rely on any such Written Direction from the Company that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an authorized representative of the Company set forth on Exhibit B-2 attached hereto, as such exhibit may be updated from time to time (an “Authorized Representative of the Company”) and (ii) shall cast or deliver such votes or consents in accordance with such Written Direction.
(d)   Notwithstanding the foregoing, for any matter subject to a vote of, or an action by written consent or consent solicitation in lieu of a meeting of, the holders of the same class or series of Voting Securities as any Deposited Shares, voting separately as a class (and not together with one or more other classes or series of Voting Securities of the Company), the Trustee shall (x) vote (including a vote of “withhold” or “abstain” that may not constitute a “vote” under the applicable voting standard required to approve the matter or elect the director nominee) the Deposited Shares corresponding to such class or series of Voting Securities, and shall take all necessary and appropriate action in order to ensure that such Deposited Shares are voted, or (y) deliver consent or not deliver consent, as the case may be, to such action with respect to the Deposited Shares corresponding to such class or series of Voting Securities, in each case, as a whole, in accordance with the corresponding Written Direction of the Company.
7.   Dividends and Distributions.
(a)   Voting Securities.   Upon the declaration by the Company of any dividend or distribution with respect to any Deposited Shares that is paid in Voting Securities of the Company (including as a result of any stock dividend, stock split or similar event), CEG agrees that such Voting Securities shall, upon receipt thereof, (i) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (ii) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares.
(b)   Cash; Non-Voting Securities; Other Property.   Upon the declaration by the Company of any dividend or distribution with respect to any Deposited Shares that is paid in cash, Non-Voting Securities or other property (other than Voting Securities), the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all such cash dividends, cash distributions, Non-Voting Securities or other property, as applicable, to be paid or delivered directly to CEG, in each case as if CEG itself held the Deposited Shares. CEG shall provide the Trustee with appropriate delivery instructions for such cash dividends, cash distributions, Non-Voting Securities or other property.
8.   Dissolution of the Company.   In the event of the dissolution or liquidation of the Company during the term of this Agreement in such manner as to entitle any holder of Deposited Shares to liquidating dividends or distributions, (i) the Trustee shall take all reasonable actions, including instructing the Company, its transfer agent, the liquidator or any other Person responsible for administering such dissolution or liquidation, to cause all such liquidating dividends or distributions to be paid or delivered directly to CEG as if CEG itself held such Deposited Shares and (ii) this Agreement shall thereafter automatically terminate and the Voting Trust shall cease and come to an end. CEG shall provide the Trustee with appropriate delivery instructions for such liquidating dividends or distributions.
9.   Reorganization.   If in the case of any merger, consolidation, reorganization or other business combination involving the Company, the Trustee receives (a) any Non-Voting Securities, cash or other property in exchange for any Deposited Shares, the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all such Non-Voting Securities, cash or other property, as applicable, to be paid or delivered directly to CEG, in each case as if CEG itself held the Deposited Shares; or (b) Voting Securities in exchange for the Deposited Shares, CEG agrees that such Voting Securities shall, upon receipt thereof, (i) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (ii) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares; provided, however, that if such merger, consolidation, reorganization or business combination constitutes a Change of Control, then this Agreement shall terminate (and the Voting Trust shall cease and terminate) in accordance with Section 10(a)(i) and the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all such Voting Securities to be delivered directly to CEG as if CEG itself held the Deposited Shares; provided, further, that the foregoing clause (b) shall not limit Section 12. CEG shall provide the Trustee with appropriate delivery instructions for such Non-Voting Securities, cash or other property.
10.   Term; Termination.
(a)   This Agreement shall automatically terminate (and the Voting Trust shall cease and come to an end) upon the earliest of:
(i)   a Change of Control;
(ii)   the dissolution or liquidation of the Company in accordance with Section 8;
(iii)   a Transfer of Deposited Shares in accordance with Section 11 (other than Section 11(a)(i)(y) and Section 11(a)(ii)), in which case this Agreement shall terminate (and the Voting Trust shall cease and come to an end) only with respect to the Deposited Shares so Transferred; or
(iv)   the time at which no Deposited Shares remain in the Voting Trust.
(b)   CEG (or an Authorized Representative of CEG (as defined below)) shall provide the Trustee with written notice of the occurrence of any termination event described in Section 10(a)(i) through Section 10(a)(iv). Upon termination of this Agreement and the Voting Trust (in whole or in part), the Trustee (i) shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to cause any Deposited Shares remaining in the Voting Trust as of the effective time of such termination (or, in the case of a partial termination pursuant to Section 10(a)(iii), any Deposited Shares that are Transferred in accordance with Section 11 (other than Section 11(a)(ii))) to be promptly registered in book-entry form in the name of CEG (or its nominee) on the stockholder register of the Company, free and clear of any legend or other notation referencing the Voting Trust or this Agreement, and (ii) shall use its reasonable best efforts to cooperate with CEG and the Company to ensure the prompt removal of any such legend or other notation from the records of the Company and its transfer agent. CEG shall provide the Trustee with appropriate registration instructions necessary for the Trustee to carry out its obligations under this Section 10(b).
11.   Transfers of Deposited Shares.
(a)   Notwithstanding anything to the contrary set forth in this Agreement, and subject to Section 11(c) and any other restrictions on transfer applicable to the Deposited Shares contained in the Amended Certificate, the Bylaws, or under applicable securities laws or otherwise, CEG shall have the right to cause the Trustee to Transfer Deposited Shares, for the benefit of CEG, if any of the following conditions are satisfied:
(i)   such Deposited Shares are being Transferred (x) in a bona fide transaction to any Person that is not a CEG Related Person, (y) as collateral securing a bona fide debt financing of CEG or any of its Affiliates (a “Permitted Financing Transfer”) or (z) pursuant to any foreclosure or other process as a result of which any lender or agent in respect of any Permitted Financing Transfer takes or Transfers title to or otherwise acquires (or effects the Transfer of) ownership of, directly or indirectly, any Deposited Shares pledged pursuant to a Permitted Financing Transfer, including through a bankruptcy or other operation of law;
(ii)   such Deposited Shares are being Transferred to a CEG Related Person; provided, however, that (x) such Deposited Shares (A) shall be retained by the Trustee in the Voting Trust for the benefit of such CEG Related Person and (B) shall continue to constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares, (y) such CEG Related Person shall, as a condition to such Transfer, execute and deliver to the Trustee a counterpart of this Agreement or a joinder or other written instrument in form and substance reasonably satisfactory to the Trustee pursuant to which such CEG

Related Person agrees to be bound by all of the terms, rights, restrictions and obligations set forth in this Agreement as though it had been originally a party to this Agreement as a beneficiary of such Deposited Shares and (z) all other actions necessary to effectuate the substitution of such CEG Related Person for CEG as the beneficiary of such Deposited Shares under this Agreement and the Voting Trust shall have been taken;
(iii)   in the case of a tender offer made to all holders of the same class or series of securities as any Deposited Shares, CEG elects to tender any or all of such Deposited Shares in accordance with the terms of such tender offer;
(iv)   in the case of an exchange offer made to all holders of the same class or series of securities as any Deposited Shares, CEG elects to tender any or all of such Deposited Shares in accordance with the terms of such exchange offer (provided, that any Voting Securities of the Company received in such exchange offer as consideration for such tendered Deposited Shares shall, upon receipt thereof, (x) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (y) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares);
(v)   CEG delivers to the Company and Clearway LLC an Election of Exchange (as defined in the Exchange Agreement) exercising its right, pursuant to the Exchange Agreement, to surrender Class B units of Clearway LLC (“Class B Units”) to Clearway LLC in exchange for the delivery to CEG of shares of Class C Common Stock (such exchange, a “Specified Exchange”), in which case, (x) simultaneously with the surrender by CEG of such Class B Units, the Trustee shall Transfer to the Company a number of Deposited Shares equal to the number of Class B Units so surrendered, (y) such Deposited Shares shall be subsequently cancelled in accordance with the terms of the Exchange Agreement and (z) the Trustee shall take all reasonable actions, including instructing the Company and its transfer agent, to cause all shares of Class C Common Stock issued in such Specified Exchange to be paid or delivered directly to CEG, in each case as if CEG itself held the Deposited Shares;
(vi)   in the case of any other acquisition of Deposited Shares by the Company or Clearway LLC; or
(vii)   in connection with any Deposited Share Release pursuant to Section 12.
(b)   If any of the conditions set forth in Section 11(a) are satisfied, CEG may provide a Written Direction and notice in the form attached hereto as Exhibit A (the “Transfer Notice”) to the Trustee certifying the applicable condition(s) to Transfer that have been satisfied and directing it to Transfer the Deposited Shares, in each case in accordance with the written instructions of CEG contained in the Transfer Notice. The Transfer Notice shall be determinative as to all matters of fact, including whether any of the conditions to Transfer set forth in Section 11(a) are satisfied, and the Trustee shall be entitled to conclusively rely without investigation on the Transfer Notice and any other written notice, document, instruction or request delivered by CEG with respect to such Transfer that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an authorized representative of CEG set forth on Exhibit B-1 attached hereto, as such exhibit may be updated from time to time (an “Authorized Representative of CEG”). Upon the delivery of a Transfer Notice, the Trustee shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to promptly (but in no event later than two (2) Business Days following delivery of the Transfer Notice) cause such Transfer of such Deposited Shares in accordance with the written instructions contained in the Transfer Notice and to promptly transfer legal title to such Deposited Shares to the transferee, including, if applicable, by causing such Deposited Shares to be registered in book-entry form in the name of the transferee on the stockholder register of the Company, in each case (other than with respect to a Transfer effected pursuant to Section 11(a)(ii)), free and clear of any legend or other notation referencing the Voting Trust or this Agreement. CEG shall provide the Trustee with appropriate registration instructions for the Transfer of any Deposited Shares. Upon completion of any Transfer of Deposited Shares permitted by this Section 11:
(i)   except as expressly contemplated by the proviso in Section 11(a)(iv) and Section 11(a)(v)(y), the Trustee shall pay promptly the net proceeds from such Transfer to CEG;

(ii)   the Trustee shall promptly notify the Company of such Transfer, if not previously notified; and
(iii)   except as set forth in Section 11(a)(ii) or for a Permitted Financing Transfer where the beneficiary of the relevant collateral does not have the right to exercise the voting rights of the Deposited Shares subject thereto, (x) the Trustee shall immediately refrain from exercising any voting rights with respect to such Deposited Shares and (y) such Deposited Shares shall no longer constitute “Deposited Shares” or be subject to any of the terms, rights, restrictions or obligations set forth in this Agreement applicable to Deposited Shares.
(c)   Notwithstanding anything to the contrary set forth in this Agreement, and subject to any other restrictions on transfer applicable to the Deposited Shares contained in the Amended Certificate, the Bylaws, or under applicable securities laws or otherwise, CEG shall not Transfer any Deposited Shares to any Person to the extent (but solely to the extent) that such Transfer, together with any other Transfers of Voting Securities of the Company by CEG or any CEG Related Person to such Person (but disregarding any other acquisitions of Voting Securities of the Company by such Person) in the same or a related series of transactions, would result in such Person (and any “group,” as that term is used in Rule 13d-3, of which such Person is then a party) being Transferred in such transaction(s) by CEG (including after giving effect to this Section 11) 90% or more of the total voting power of the outstanding Voting Securities of the Company (such number of Voting Securities that would otherwise be so Transferred by CEG equal to the number of Voting Securities representing 90% or more of the total voting power of the outstanding Voting Securities of the Company, the “Excess Voting Securities”) that would permit such Person to effect a merger pursuant to Section 253 of the DGCL; provided, however, that the foregoing restriction on Transfers of Deposited Shares by CEG shall not apply if the applicable transferee either (a) agrees to enter into an agreement substantially on the same terms and conditions as set forth herein with respect to the Excess Voting Securities (substituting the transferee for CEG in respect of such Excess Voting Securities) or (b) otherwise agrees with the Company to not cause a merger of the Company pursuant to Section 253 of the DGCL using and in reliance on the Excess Voting Securities. Any Transfer or attempted Transfer of Deposited Shares in violation of this paragraph (c) shall be void ab initio.
(d)   Notwithstanding anything to the contrary set forth in this Agreement, in connection with any Transfer of Deposited Shares permitted by Section 11 that would otherwise be free and clear of any legend or other notation referencing the Voting Trust, CEG may elect, in its sole and absolute discretion, by prior written notice to the Trustee and the Company, to instead Transfer such Deposited Shares subject to the Voting Trust, in which case, the Trustee and the transferee shall enter into an agreement on substantially the same terms and conditions as set forth herein with respect to such Deposited Shares (substituting the transferee for CEG in respect of such Deposited Shares).
12.   Share Issuances; Deposited Share Release.
(a)   In the event the Company issues one or more shares of Class C Common Stock (other than to CEG or a CEG Related Person) following the Effective Time (each such issuance, a “Specified Share Issuance”), CEG may provide a written notice to the Trustee in the form attached hereto as Exhibit C (each such notice, an “SSI Release Notice”) that (i) advises the Trustee of such Specified Share Issuance and the number of shares of Class C Common Stock issued in such Specified Share Issuance, (ii) directs the Trustee to effect an SSI Deposited Share Release (as defined below) in accordance with this Section 12(a) and (iii) sets forth the calculation of the number of Deposited Shares to be released in accordance with this Section 12(a). The Trustee shall, as soon as reasonably practicable following receipt of an SSI Release Notice, cause Deposited Shares to be released from the Voting Trust to CEG (each such release, an “SSI Deposited Share Release”) in an amount calculated by CEG pursuant to the formula set forth in Exhibit D attached hereto, which calculation is intended to (and shall be updated as necessary to) cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Specified Share Issuance and SSI Deposited Share Release to equal the Hypothetical Baseline Voting Power.
(b)   In the event that, following the Effective Time, the Company issues one or more shares of Voting Securities (other than Class C Common Stock) (other than to CEG or a CEG Related Person),

or takes any other corporate action affecting the total voting power of CEG relative to the other stockholders of the Company (each such issuance or corporate action, a “Specified Corporate Action”), CEG may provide a written notice to the Trustee in the form attached hereto as Exhibit C (each such notice, an “SCA Release Notice”) that (i) advises the Trustee of such Specified Corporate Action, (ii) directs the Trustee to effect an SCA Deposited Share Release (as defined below) in accordance with this Section 12(b) and (iii) sets forth the calculation of the number of Deposited Shares to be released in accordance with this Section 12(b). The Trustee shall, as soon as reasonably practicable following receipt of an SCA Release Notice, cause Deposited Shares to be released from the Voting Trust to CEG (each such release, an “SCA Deposited Share Release”) in an amount calculated by CEG that would cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Specified Corporate Action and SCA Deposited Share Release to equal the Hypothetical Baseline Voting Power.
(c)   In the event that, following the Effective Time, CEG effects a Specified Exchange, CEG may provide a written notice to the Trustee in the form attached hereto as Exhibit C (each such notice, a “Specified Exchange Release Notice”, and together with an SSI Release Notice and SCA Release Notice, each a “Deposited Share Release Notice”) that (i) advises the Trustee of such Specified Exchange, (ii) directs the Trustee to effect a Specified Exchange Deposited Share Release (as defined below) in accordance with this Section 12(c) and (iii) sets forth the calculation of the number of Deposited Shares to be released in accordance with this Section 12(c). The Trustee shall, as soon as reasonably practicable following receipt of a Specified Exchange Release Notice, cause Deposited Shares to be released from the Voting Trust to CEG (each such release, a “Specified Exchange Deposited Share Release”, and together with an SSI Deposited Share Release and SCA Deposited Share Release, each a “Deposited Share Release”) in an amount calculated by CEG that would cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Specified Exchange and Specified Exchange Deposited Share Release to equal the Hypothetical Baseline Voting Power.
(d)    If (i) as a result of any Specified Exchange, the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Specified Exchange exceeds the Hypothetical Baseline Voting Power as a result of the cancellation of Deposited Shares in connection with such Specified Exchange or (ii) following any Specified Exchange Deposited Share Release, CEG sells, transfers or otherwise disposes of (in each case, other than to an Affiliate of CEG or as collateral securing a bona fide debt financing of CEG or any of its Affiliates (any such transfer or disposition, a “Permitted Transfer”)) one or more shares of Class C Common Stock (each such sale, transfer or disposition, a “Post-Specified Exchange Disposition”), then, in either case, immediately following such Specified Exchange or Post-Specified Exchange Disposition, as applicable, CEG shall cause a number of shares of Class B Common Stock (as determined in accordance with this Section 12(d)) (such shares, the “Post-Specified Exchange Redeposit Shares”) to be deposited with, and assigned and transferred to, the Trustee, and the Trustee shall accept in trust such Post-Specified Exchange Redeposit Shares, and such Post-Specified Exchange Redeposit Shares shall thereupon constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares (each such deposit, a “Post-Specified Exchange Redeposit”). The number of Post-Specified Exchange Redeposit Shares to be deposited pursuant to a Post-Specified Exchange Redeposit shall equal an amount calculated by CEG that would cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company as of immediately following such Post-Specified Exchange Redeposit to equal the Hypothetical Baseline Voting Power. Notwithstanding anything to the contrary in this Section 12(d), if, following a Permitted Transfer, any shares of Class C Common Stock included in such Permitted Transfer are sold, transferred or otherwise disposed of to any Person other than pursuant to a Permitted Transfer, CEG shall (to the extent applicable) make a Post-Specified Exchange Redeposit in accordance with this Section 12(d) as if such shares of Class C Common Stock were sold, transferred or disposed of in a Post-Specified Exchange Disposition.
(e)   The Deposited Share Release Notice shall be determinative as to all matters of fact, including with respect to the number of shares of Class C Common Stock or other Voting Securities issued in any Specified Share Issuance or Specified Corporate Action, as applicable, and the calculation of the number of Deposited Shares to be released, and the Trustee shall be entitled to conclusively rely without investigation on the Deposited Share Release Notice and any other written notice, document, instruction or request delivered by CEG with respect to such Deposited Share Release that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an Authorized Representative of CEG. The Trustee shall take all actions necessary, and shall deliver all such instructions, instruments and documents as may be required, to effect any such Deposited Share Release in accordance with the Deposited Share Release Notice and this Section 12 and to promptly transfer legal title to such Deposited Shares to CEG, including, if applicable, by causing such Deposited Shares to be registered in book-entry form in the name of CEG (or its nominee) on the stockholder register of the Company, in each case, free and clear of any legend or other notation referencing the Voting Trust or this Agreement. CEG shall provide the Trustee with appropriate registration instructions necessary for the Trustee to carry out its obligations under the preceding sentence. For the avoidance of doubt, the Trustee shall have no duty or obligation to make any calculations in connection with a Deposited Share Release.
(f)   Upon completion of any Deposited Share Release, any Deposited Shares so released from the Voting Trust shall no longer constitute “Deposited Shares” or be subject to any of the terms, rights, restrictions or obligations set forth in this Agreement applicable to Deposited Shares.
13.   Subscription Rights.   In the event any securities of the Company are offered for subscription to the Trustee in its capacity as holder of Deposited Shares, through options, rights or otherwise, the Trustee shall, as soon as reasonably practicable following its receipt of notice of such offer, deliver a copy thereof to CEG. If the subscription offer consists of Non-Voting Securities of the Company, then CEG shall be entitled to subscribe to such offer directly. If the subscription offer consists of Voting Securities of the Company, then (and without limiting Section 12) (i) upon receipt by the Trustee, on or before the last day fixed by the Company for subscription and payment, of a written request from CEG to subscribe for such securities on its behalf, accompanied by the sum of money required to pay for such securities, the Trustee shall make such subscription and payment subject to the terms and conditions of the subscription offer and (ii) all such Voting Securities issued by the Company in connection with such subscription shall, upon receipt thereof, (x) be retained by the Trustee in the Voting Trust for the benefit of CEG on the same terms as the Initial Deposited Shares and (y) constitute “Deposited Shares” subject to all of the terms, rights, restrictions and obligations set forth in this Agreement applicable to Deposited Shares.
14.   Equitable Adjustments.   The number and type of Deposited Shares, and the formulas set forth in this Agreement and the Exhibits attached hereto, shall be adjusted accordingly to preserve the intent of this Agreement in the event of any (i) subdivision (by any stock split, stock dividend, stock distribution, reclassification, reorganization, recapitalization or otherwise) or (ii) combination (by reverse stock split, reclassification, reorganization, recapitalization or otherwise) of any class or series of Voting Securities of the Company. CEG shall monitor whether any such adjustments to the number or type of Deposited Shares or the formulas set forth in this Agreement may be required and, in the event CEG determines that any such adjustment is necessary, CEG shall notify the Trustee of the required adjustment and, subject to Section 29 and Section 35, provide an amendment to this Agreement addressing any such change.
15.   Compensation of the Trustee.   CEG agrees to pay to the Trustee the fees set forth on Exhibit E attached hereto as compensation for all services rendered by the Trustee under this Agreement. The Trustee shall have the right to incur and pay such reasonable expenses and charges and to employ and pay such agents, attorneys and counsel as it may deem necessary and proper in connection with the performance of the services under this Agreement; provided that, without the prior written approval of CEG, the Trustee shall not incur expenses and charges in excess of $50,000 in the aggregate. CEG shall reimburse any such reasonable, documented expenses or charges incurred by and due to the Trustee, except any expense or charge as may be attributable to the Trustee’s gross negligence or willful misconduct. The provisions of this Section 15 shall survive the termination of this Agreement and the resignation or removal of the Trustee.
16.   Resignation; Removal; Successor Trustee.
(a)   The Trustee (and any Successor Trustee (as defined below)) may at any time resign by notifying CEG in writing of such resignation, which shall take effect 30 days thereafter or upon the earlier acceptance thereof by CEG; provided, that no such resignation shall become effective until a

Successor Trustee has been appointed and has accepted such appointment in accordance with this Section 16. CEG may also, at any time upon (i) 30 days’ prior written notice or (ii) the liquidation, dissolution, winding-up, suspension or incapacity of the Trustee, cause the removal and replacement of the Trustee; provided, that no such removal or replacement shall become effective until a Successor Trustee has been appointed and has accepted such appointment in accordance with this Section 16.
(b)   Subject to Section 16(d), upon the resignation, removal, replacement, liquidation, dissolution, winding-up, suspension, incapacity or disqualification (as described below) of any Trustee, CEG shall promptly appoint a successor Trustee at a firm nationally recognized for providing trustee services (a “Successor Trustee”). If no Successor Trustee shall have been appointed and shall have accepted such appointment within 30 days of such resignation, removal, replacement, liquidation, dissolution, winding-up, suspension or incapacity, the Trustee to resign or to be removed or replaced may, at the expense of CEG, petition any court of competent jurisdiction for the appointment of a Successor Trustee.
(c)   If the Trustee: (i) files or has filed against it a petition under any bankruptcy or insolvency law; (ii) makes a general assignment for the benefit of creditors; (iii) has a receiver, interim trustee, or similar officer appointed for substantially all of its assets; or (iv) admits in writing an inability to pay its debts as they become due (each, a “Trustee Insolvency Event”), then, effective immediately upon the occurrence of such Trustee Insolvency Event and without the requirement for any further act by the Trustee or CEG: (A) the Trustee’s fiduciary office shall terminate; and (B) legal title to the Deposited Shares as trust property shall automatically vest in a Successor Trustee, subject only to CEG’s equitable ownership and free of any claim of the Trustee’s estate or creditors, to the fullest extent permitted by 11 U.S.C. § 541(d) and applicable law. The parties intend that, for all purposes under 11 U.S.C. § 541(d) and similar state and/or federal law, the Trustee holds only bare legal title to the Deposited Shares, and the Trustee’s bankruptcy estate shall acquire no equitable interest therein. Without limiting the foregoing, if any court of competent jurisdiction determines that the Trustee’s estate acquired any interest in the Deposited Shares, such interest shall be held in constructive trust for a Successor Trustee and promptly conveyed to the Successor Trustee. Upon any Trustee Insolvency Event, to the extent necessary, the Trustee shall promptly execute and deliver all instruments reasonably requested by a Successor Trustee or CEG, as applicable, to evidence, perfect, or record vesting of legal title to the Deposited Shares in the Successor Trustee, including deeds, assignments, and UCC filings. To ensure effectiveness if the Trustee fails or is unable to act, the Trustee hereby grants CEG an irrevocable power of attorney, coupled-with-an-interest, to execute, acknowledge, and deliver, in the name and stead of the Trustee, any instrument necessary to effect or evidence such transfer or perfection of the Deposited Shares.
(d)   No Person shall be appointed as a Successor Trustee if such Person is CEG or a CEG Related Person. In addition, any Person shall be disqualified from serving as a Trustee effective immediately upon the occurrence of any event causing such Trustee to be a CEG Related Person. Upon the disqualification of the Trustee or any Successor Trustee, such Trustee shall immediately cease to be a Trustee.
(e)   Any Successor Trustee appointed as herein provided shall indicate its acceptance of such appointment by signing a counterpart of this Agreement and upon the filing by the Trustee of such counterpart at the principal business office of the Company, such successor shall be vested with all the rights, powers, duties and immunities herein conferred upon the Trustee as though such successor had been originally a party to this Agreement as a Trustee.
17.   Liability and Indemnification of the Trustee.
(a)   The Trustee shall not be liable for any act or omission as Trustee hereunder taken or omitted in good faith and without gross negligence or willful misconduct, including acting upon any signature, instrument, notice, resolution, request, consent, order or certificate or other written documentation reasonably and in good faith believed by the Trustee to be genuine and signed by the proper party or parties thereto. The Trustee shall not be responsible for any act or omission by any predecessor or successor Trustee.
(b)   CEG shall indemnify, defend and hold harmless the Trustee and its Affiliates and their respective directors, officers, employees and agents (collectively, the “Indemnified Parties”) from and against all costs, charges, losses, liabilities, actions, suits, damages and expenses (including reasonable attorneys’ fees and attorneys’ fees and expenses incurred in connection with enforcement of its rights hereunder) and disbursements (collectively, “Losses”) incurred by the Indemnified Parties relating to or arising from (i) the administration of this Voting Trust in accordance with this Agreement, (ii) the exercise of any power conferred upon the Trustee by this Agreement or (iii) CEG’s failure to perform any of its obligations under this Agreement, in each case, except to the extent any such Losses arise out of or result from an Indemnified Party’s gross negligence or willful misconduct.
(c)   The provisions of this Section 17 shall survive the termination of this Agreement or the resignation, removal or replacement of the Trustee.
18.   Other Provisions Concerning Trustee.
(a)   Records.   The Trustee shall cause proper records to be kept of the assets of the Voting Trust, all receipts and disbursements of the Voting Trust, and other records necessary and appropriate for the administration of the Voting Trust.
(b)   Communications with CEG.   The Trustee shall promptly transmit all communications that it may receive in respect of Deposited Shares held in the Voting Trust to CEG.
(c)   CEG’s Right to Inspection.   CEG may inspect the books and records of the Voting Trust for any proper purpose upon at least five (5) Business Days prior notice and at reasonable times during business hours.
(d)   The Trustee agrees to perform its duties under this Agreement for the benefit of CEG and in the best interests of the Voting Trust, but only upon the express terms of this Agreement or at the Written Direction of CEG or the Company. To the fullest extent permitted by law, neither the Trustee nor any of its officers, directors, employees, agents or Affiliates shall have any implied duties (including fiduciary duties) or liabilities otherwise existing at law or in equity with respect to the Voting Trust, which implied duties (including fiduciary duties) and liabilities are hereby eliminated. To the extent that the Trustee has any duties (including fiduciary duties) and liabilities at law or in equity, such duties and liabilities are hereby eliminated and replaced with the express duties and obligations set forth herein. For the avoidance of doubt, the Trustee shall not be required to cast any vote or deliver any written consent with respect to the Deposited Shares except in accordance with Section 6. Every provision of this Agreement relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 18(d).
(e)   In connection with any action that the Trustee is authorized or required to take pursuant to this Agreement, the Trustee shall not be liable for anything done, suffered or omitted to be done in good faith by, or in accordance with the written opinion or the advice of, counsel, accountants or other skilled Persons obtained pursuant to the terms of this Agreement.
(f)   The Trustee shall not be liable for any error of judgment made in good faith (unless such error of judgment constitutes gross negligence or willful misconduct) made by any officer or employee of the Trustee.
(g)   No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder if the Trustee shall have reasonable grounds for believing that repayment of such funds or satisfactory indemnity against such risk or liability is not reasonably assured or provided to it.
(h)   The Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the form, character, genuineness, sufficiency, value or validity of the Deposited Shares, other than the signature of the Trustee on this Agreement and the Trustee shall in no event assume or incur any liability, duty or obligation to CEG other than as expressly provided for herein.
(i)   The Trustee shall (1) not be liable for any action, inaction, default or misconduct of CEG or any other Person with respect to the Voting Trust or the Deposited Shares, (2) have no duty to supervise CEG or any other Person not appointed by the Trustee and shall have no liability for the failure of CEG or any other Person to perform its obligations or duties under this Agreement or with respect to the Deposited Shares, and (3) have no obligation or liability to perform the obligations of CEG under this Agreement or the obligations of any other Person that are required to be performed by other Persons, including, without limitation, under this Agreement or with respect to the Deposited Shares.
(j)   Except as expressly provided herein, in accepting the trust hereby created the Trustee is acting solely as trustee hereunder and not in its individual capacity, and all Persons having any claim against the Trustee by reason of the transactions contemplated by this Agreement shall look only to the Voting Trust’s property for payment or satisfaction thereof, except, in the case of any claim made against the Trustee for any act or omission taken or omitted as Trustee hereunder, to the extent any such claim arises out of or results from the Trustee’s gross negligence or willful misconduct.
(k)   The Trustee shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement or any Deposited Shares, or to institute, conduct or defend any litigation under this Agreement or with respect to any Deposited Shares, or otherwise in relation to this Agreement or any Deposited Shares, at the request, order or direction of CEG or any other Person unless CEG or such Person has offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities that may be incurred by the Trustee in connection therewith. The right of the Trustee to perform any discretionary or permissive act enumerated in this Agreement or with respect to the Deposited Shares shall not be construed as a duty, and the Trustee shall not be answerable in the performance of any such act, other than for its gross negligence or willful misconduct.
(l)   The Trustee shall have no liability for any indirect, incidental, consequential, punitive or special damages (including, without limitation, lost profits) or acts or omissions of any nominee, correspondent, clearing agency or securities depository through which it holds the Voting Trust’s assets or securities of any form incurred by any Person, whether or not foreseeable and regardless of the form or type of action in which such claim may be brought, with respect to the Voting Trust, the Trustee’s performance under this Agreement or its role as Trustee or otherwise.
(m)   All funds deposited with the Trustee hereunder may be held in a non-interest-bearing trust account and the Trustee shall not be liable for any interest thereon.
(n)   The delivery of any reports, information or other documents to the Trustee hereunder and the existence of any publicly available information does not constitute notice and the Trustee shall not be deemed to have actual or constructive knowledge of any information contained therein or determinable from information contained therein unless and until the Trustee has received written notice thereof in accordance with this Agreement.
(o)   It shall be CEG’s duty and responsibility, and not the Trustee’s duty or responsibility, to cause the Voting Trust to comply with, respond to, defend, participate in or otherwise act in connection with any regulatory, administrative, governmental, investigative or other proceeding, obligation or inquiry relating in any way to the Voting Trust, its assets or this Agreement.
(p)   The Trustee shall not be required to provide, on its own behalf, any surety bond or other kind of security in connection with the execution of any of its trusts or powers under this Agreement or any other document or the performance of its duties hereunder.
(q)   The Trustee shall not have any responsibility for filing any financing statement, continuation statement or amendment, or to otherwise perfect or maintain the perfection of any security interest or lien granted by the Voting Trust hereunder or under any other agreement (provided, that, for the avoidance of doubt, the Trustee shall, upon CEG’s reasonable request, execute and deliver any such financing statement, continuation statement or amendment or other documents reasonably necessary to perfect or maintain the perfection of any such security interest or lien), preparing or filing any licensing, qualification to do business, Securities and Exchange Commission or other regulatory body or other filing for the Voting Trust, to record this Agreement, or to monitor or enforce the satisfaction of any regulatory requirements applicable to the Voting Trust or its assets.
(r)   The Trustee may conclusively rely upon the truth of statements made and correctness of any certificates, notices or direction furnished to the Trustee conforming to the requirements of this Agreement.

(s)   The Trustee shall not have any obligation or duty to supervise or monitor the performance of any other Person and shall have no liability for the failure of any other Person to perform its obligations or duties under this Agreement or otherwise.
(t)   The Trustee shall not be under any obligation to exercise any of the rights or powers under this Agreement, or to institute, conduct or defend any litigation under this Agreement, at the request, order or direction of CEG unless CEG has offered to the Trustee (as such and in its individual capacity) security or indemnity satisfactory to it in its sole discretion against the costs (including any costs incurred by the Trustee in the enforcement of such indemnity right), expenses and liabilities that may be incurred by it (as such and in its individual capacity) therein or thereby.
(u)   The Trustee shall not be deemed to have knowledge or notice of any fact or information unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of such fact or event is received by a Responsible Officer and such notice references that the fact or event has occurred.
(v)   In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations hereunder to the extent such failure or delay arises out of or is caused by, directly or indirectly, events, circumstances or forces beyond its control, including nationalization, expropriation, currency restrictions, the interruption, disruption or suspension of normal procedures and practices of any securities market, power, mechanical, communications or other technological failures or interruptions, computer viruses or the like, loss or malfunctions of utilities, communications or computer (software and hardware) services, fires, floods, earthquakes or other natural disasters, civil or military disturbance, acts of war or terrorism, riots, revolutions, acts of God, pandemics or epidemics, government-mandated closures, work stoppages, strikes, accidents, national disasters of any kind, nuclear or natural catastrophes, or other similar events or acts, errors by any other party hereto (including CEG) in its instructions to the Trustee, the failure or delay of any party hereto to fulfill its duties or obligations pursuant hereto, or changes in applicable law, regulations or orders (each, a “Force Majeure Event”); provided, however, that (i) the Trustee shall promptly notify CEG in writing of the occurrence of any Force Majeure Event that prevents or delays the Trustee’s performance of any of its obligations hereunder, (ii) the Trustee shall use reasonable efforts that are consistent with accepted practices in the banking industry to mitigate the effects of such Force Majeure Event and to resume performance of its obligations hereunder as soon as practicable under the circumstances and (iii) the Trustee’s obligations shall be suspended only for so long as the Force Majeure Event continues to prevent or delay the Trustee’s performance of such obligations. In the event a Force Majeure Event prevents or delays the Trustee’s performance of any of its obligations for a continuous period of more than sixty (60) days, CEG shall have the right, upon written notice to the Trustee, to cause the removal and replacement of the Trustee; provided, that no such removal or replacement shall become effective until a Successor Trustee has been appointed and has accepted such appointment in accordance with Section 16.
(w)   The Trustee shall have no duty to inquire into, investigate or take any action to determine whether any act (including any default, event of default or breach of representation or warranty) has in fact occurred, and shall have no duty to make any determination as to the materiality or effect of any fact, matter or event (including any default, event of default or breach of representation or warranty), which duty shall be the responsibility of CEG.
(x)   The Trustee shall be entitled to conclusively rely on, and shall incur no liability to anyone in acting in good faith upon, any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper reasonably and in good faith believed by it to be genuine and to have been signed by the proper party or parties. The Trustee need not investigate any fact or matter stated in any such document, including verifying the correctness of any numbers or calculations. The Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Trustee, for any action taken or omitted to be taken by it in good faith in reliance thereon.
(y)   Notwithstanding anything contained herein to the contrary, the Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will (1) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action by the Trustee in respect of any state or other governmental authority or agency of any jurisdiction other than Delaware, (2) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware becoming payable by the Trustee, or (3) subject the Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Trustee contemplated hereby. The Trustee shall be entitled to obtain advice of nationally recognized counsel (which reasonable and documented out-of-pocket fees of counsel shall be an expense of CEG) to determine whether any action required to be taken pursuant to this Agreement results in the consequences described in clauses (1), (2) and (3) of the preceding sentence. In the event that said counsel advises the Trustee that such action will result in such consequences, CEG shall appoint an additional trustee to proceed with such action.
(z)   Any direction to be provided to the Trustee by CEG with respect to the Deposited Shares shall be provided by CEG (or an Authorized Representative of CEG) in accordance with this Agreement. If the Deposited Shares are Transferred by CEG, the Trustee shall have no obligation to take direction from any other Person with respect to such Deposited Shares; provided, that, to the extent any such Deposited Shares have been Transferred to a CEG Related Person in accordance with Section 11(a)(ii), the Trustee shall take direction with respect to such Deposited Shares from such CEG Related Person (or its authorized representative) in accordance with this Agreement.
(aa)   If any conflict, disagreement or dispute arises between, among or involving any of the parties hereto concerning the meaning or validity of any provision hereunder or concerning any other matter relating to this Agreement, or the Trustee is in doubt as to the action to be taken hereunder, the Trustee may, at its option, after sending written notice of the same to CEG, refuse to act until such time as it (a) receives a final non-appealable order of a court of competent jurisdiction directing delivery of the Deposited Shares or (b) receives a written instruction, executed by each of the parties involved in such disagreement or dispute, in a form reasonably acceptable to the Trustee, directing delivery of the Deposited Shares. The Trustee will be entitled to act on any such written instruction or final, non-appealable order of a court of competent jurisdiction without further question, inquiry or consent. The Trustee may file an interpleader action in a state or federal court, and upon the filing thereof, the Trustee will be relieved of all liability as to the Deposited Shares and will be entitled to recover reasonable and documented out-of-pocket attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.
19.   Tax Matters.   The Voting Trust shall be treated as either (i) a grantor trust under subpart E, part I of subchapter J of the Internal Revenue Code of 1986, as amended, or (ii) a custodial arrangement that is not an entity recognized for U.S. federal tax purposes, and the provisions of this Agreement shall be interpreted in a manner consistent with such treatment. The Trustee shall have no duty or obligation with respect to the classification of the Voting Trust for tax matters or for the preparation or filing of any tax or information returns with respect to the Voting Trust.
20.   Further Action.   The parties hereto shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement (including, as applicable, to cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company to equal the Hypothetical Baseline Voting Power).
21.   Rounding of Shares.   Unless otherwise expressly provided herein, any reference to a number of shares in this Agreement or any Exhibit attached hereto that would result in a fractional share shall be rounded to the nearest whole share (with one-half (0.5) rounded up).

22.   Binding Effect.   This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators and permitted successors and assigns.
23.   Assignment.   Neither party may assign this Agreement without the prior written consent of the other party, except that (i) CEG may assign its rights and obligations with respect to any Deposited Shares Transferred to a CEG Related Person in accordance with Section 11(a)(ii) and (ii) the Trustee may assign its rights and obligations to a Successor Trustee in accordance with Section 16.
24.   Entire Agreement.   This Agreement (including the Exhibits hereto) constitutes the entire agreement, and supersedes all prior and contemporaneous agreements and understandings, oral and written, among the parties hereto with respect to the subject matter hereof.
25.   Severability.   If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions is not affected in any manner materially adverse to any party. Upon a determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.
26.   Waiver.   No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach of any other covenant, duty, agreement or condition, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.
27.   Counterparts.   This Agreement may be executed and delivered in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document. Copies of executed counterparts transmitted by e-mail delivery of a “.pdf” format data file or other electronic transmission service shall be considered original executed counterparts for purposes of this Section 27.
28.   Notices.   Any notice, instruction or other communication that may be given under this Agreement shall be in writing and be deemed given when delivered by hand, by nationally recognized overnight courier or by e-mail or, if mailed, one day after mailing by registered or certified mail, return receipt requested, to the respective parties at the following addresses (or at such other address as any of them may by similar notice designate):
(a)
if to CEG, to:

Clearway Energy Group LLC
100 California Street, Suite 650
San Francisco, California 94111
Attention: General Counsel
E-mail: legal@clearwayenergy.com
with a copy (which shall not constitute notice) to:
Clearway Energy, Inc.
300 Carnegie Center, Suite 300
Princeton, New Jersey 08540
Attention: General Counsel
E-mail: OGC@clearwayenergy.com

(b)
if to the Trustee, to:

Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration — CEG Voting Trust
E-mail: [        ]
The Trustee shall send to CEG a copy of all notices, announcements, proxies and other communications furnished to it by the Company with respect to the Deposited Shares.
29.   Amendments.   This Agreement may be amended or modified by a written instrument executed by CEG and the Trustee; provided, that the prior written consent of the Company shall be required for any such amendment that would reasonably be expected to cause the Company to violate the NYSE Voting Rights Policy. The parties hereto acknowledge and agree that the Company and the Secured Parties are intended third-party beneficiaries of, and shall be entitled to enforce this Section 29 and Section 35. To the extent the Company or CEG reasonably determines that this Agreement should be amended or modified in order to better reflect the intent of this Agreement (including, as applicable, to cause the total voting power that CEG holds with respect to the outstanding Voting Securities of the Company to equal the Hypothetical Baseline Voting Power), each of the Company, CEG and the Trustee shall cooperate and negotiate in good faith to make, and shall implement in form and substance reasonably agreed and acceptable to the Company, CEG and the Trustee, any such amendment or modification hereto. Without limiting the foregoing, to the extent the Company reasonably objects to any of CEG’s calculations hereunder, then upon written notice and demand therefor by the Company to CEG, CEG and the Company shall negotiate in good faith to reasonably reconcile and address any such objections to the reasonable satisfaction of both CEG and the Company.
30.   Governing Law; Jurisdiction.   This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without giving effect to conflicts of laws (whether of the State of Delaware or any other jurisdiction). Each party hereto irrevocably and unconditionally submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or, if such court declines jurisdiction, the United States District Court for the District of Delaware), in each case, sitting in the city of Wilmington, Delaware, and appellate courts thereof, for any actions, suits or proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The parties hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter may have to personal jurisdiction or to the laying of venue of any such action suit or proceeding brought in any such court, and such parties agree not to plead or claim the same, and agree that service of process upon such party in any such action, suit or proceeding shall be effective if notice is given in accordance with Section 28.
31.   Waiver of Jury Trial.   EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
32.   Specific Performance.   The parties hereto acknowledge and agree that irreparable damage would occur and that the parties would not have any adequate remedy at law if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the performance of the terms and provisions hereof, without proof of actual damages (and each party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which such party is entitled at law or in equity. The parties further agree not to assert that a remedy of specific enforcement is an unenforceable, invalid, contrary to applicable law or inequitable remedy for any reason, and not to assert that a remedy of monetary damages would provide an adequate remedy for any such breach or that any party hereto otherwise has an adequate remedy at law.
33.   Third-Party Beneficiaries.   This Agreement shall inure solely to the benefit of each party hereto and, except as set forth in Section 29, is not intended to, and does not, confer upon any Person other than the parties hereto any rights or remedies hereunder; provided, however, that the parties hereto acknowledge and agree that the Company is an intended third-party beneficiary of, and shall be entitled to enforce, Section 11(c), Section 12(d), this proviso and any provisions hereof the enforcement of which would be reasonably necessary to ensure compliance by the Company with the NYSE Voting Rights Policy, as if it were a party hereto (for the avoidance of doubt, subject to the terms hereof).
34.   Relationship of Parties.   The Voting Trust created by this Agreement is established as a trust under Delaware law and is not intended to be, and shall not be deemed to be, and shall not be treated, as a general partnership, limited partnership, joint venture, corporation or joint stock company or association. The relationship of CEG to the Trustee shall be solely that of stockholder and beneficiary of the Voting Trust created by this Agreement and their rights shall be limited to those conferred upon it by this Agreement.
35.   Security Agreement.   This Agreement is subject to the terms and provisions of the Security Agreement. In the event of a conflict between the terms hereof and the terms of the Security Agreement, the terms of the Security Agreement shall govern and control; provided, however, that with respect to any conflict relating to the Trustee’s duties, obligations, liabilities or indemnities hereunder, the terms of this Agreement shall govern and control.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.
CLEARWAY ENERGY GROUP LLC
By:

Name: Craig Cornelius
Title: President and Chief Executive Officer
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Trustee
By:

Name:
Title:

EXHIBIT A
Form of Transfer Notice
[Date]
[Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration — CEG Voting Trust]
Re: Transfer Notice pursuant to Voting Trust Agreement dated as of [           ], 2026
Ladies and Gentlemen:
Reference is made to the Voting Trust Agreement, dated as of [       ], 2026 (the “Agreement”), by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This notice constitutes a Transfer Notice pursuant to Section 11(b) of the Agreement.
I.   Transfer Details
CEG hereby directs the Trustee to Transfer the following Deposited Shares in accordance with the Agreement:
Number of Deposited Shares to be Transferred:	[ ] shares of [Class B Common Stock]
Transferee Name:
Transferee Address:
Transfer Date:
II.   Certification of Applicable Transfer Condition
CEG hereby certifies that the following condition(s) to Transfer set forth in Section 11(a) of the Agreement have been satisfied (check all that apply):
☐
Section 11(a)(i)(x): The Deposited Shares are being Transferred in a bona fide transaction to a Person that is not a CEG Related Person.

☐
Section 11(a)(i)(y): The Deposited Shares are being Transferred in a Permitted Financing Transfer.

☐
Section 11(a)(i)(z): The Deposited Shares are being Transferred pursuant to a foreclosure or other process as a result of which a lender or agent in respect of a Permitted Financing Transfer is taking or Transferring title to, or otherwise acquiring (or effecting the Transfer of) ownership of, directly or indirectly, such Deposited Shares pledged pursuant to a Permitted Financing Transfer, including through a bankruptcy or other operation of law.

☐
Section 11(a)(ii): The Deposited Shares are being Transferred to a CEG Related Person.2

2
In connection with such Transfer, (A) the Deposited Shares shall be retained by the Trustee in the Voting Trust for the benefit of such CEG Related Person and shall continue to constitute “Deposited Shares” subject to all terms of the Agreement, (B) such CEG Related Person shall execute and deliver to the Trustee a counterpart of the Agreement or a joinder or other written instrument in form and substance reasonably satisfactory to the Trustee pursuant to which such CEG Related Person agrees to be bound by all of the terms of the Agreement as though it had been originally a party thereto as a beneficiary of such Deposited Shares, and (C) all other actions necessary to effectuate the substitution of such CEG Related Person for CEG as the beneficiary of such Deposited Shares under the Agreement and the Voting Trust shall have been taken.

☐
Section 11(a)(iii): The Deposited Shares are being tendered pursuant to a tender offer made to all holders of the same class or series of securities as such Deposited Shares, and CEG has elected to tender such Deposited Shares in accordance with the terms of such tender offer.

☐
Section 11(a)(iv): The Deposited Shares are being tendered pursuant to an exchange offer made to all holders of the same class or series of securities as such Deposited Shares, and CEG has elected to tender such Deposited Shares in accordance with the terms of such exchange offer.

☐
Section 11(a)(v): CEG has delivered to the Company and Clearway LLC an Election of Exchange (as defined in the Exchange Agreement) exercising its right, pursuant to the Exchange Agreement, to effect a Specified Exchange.

☐
Section 11(a)(vi): The Deposited Shares are being acquired by [the Company][Clearway LLC].

III.   Registration and Transfer Instructions
CEG hereby instructs the Trustee to take all actions necessary, and to deliver all such instructions, instruments and documents as may be required, to promptly (but in no event later than two (2) Business Days following delivery of this Transfer Notice) cause the Transfer of the Deposited Shares identified herein in accordance with the following written instructions and to promptly transfer legal title to the Deposited Shares to the transferee, including, if applicable, by causing the Deposited Shares to be registered in book-entry form in the name of the transferee on the stockholder register of the Company, in each case (other than with respect to a Transfer effected pursuant to Section 11(a)(ii) of the Agreement), free and clear of any legend or other notation referencing the Voting Trust or the Agreement.
Name for Registration:
Address:
Tax Identification Number:
Contact Person:
Contact Telephone:
Contact Email:
Special Instructions (if any):
IV.   Acknowledgments
CEG acknowledges that this Transfer Notice shall be determinative as to all matters of fact, including whether the conditions to Transfer set forth in Section 11(a) of the Agreement are satisfied, and the Trustee shall be entitled to conclusively rely without investigation on this Transfer Notice and any other written notice, document, instruction or request delivered by CEG with respect to the Transfer that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an Authorized Representative of CEG.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Transfer Notice to be executed and delivered by an Authorized Representative of CEG as of the date first written above.
CLEARWAY ENERGY GROUP LLC
By:

Name:
Title:

EXHIBIT B-1
CERTIFICATE AS TO AUTHORIZED SIGNATURES OF CEG
CEG hereby designates each of the following persons as an Authorized Representative of CEG for purposes of the Voting Trust Agreement, dated as of [      ], 2026 (the “Agreement”), by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. CEG confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative of CEG is authorized to initiate and approve transactions of all types for the trust account established under the Agreement to which this Exhibit B-1 is attached, on behalf of CEG.
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:

COMPLETE BELOW TO UPDATE EXHIBIT B-1
If CEG wishes to change the names or details of any of the Authorized Representatives of CEG, CEG must complete, sign and send to Trustee an updated copy of this Exhibit B-1 with such changes. Any updated Exhibit B-1 shall be effective once signed by CEG and Trustee and shall entirely supersede and replace any prior Exhibit B-1 attached to the Agreement or submitted to Trustee.
CLEARWAY ENERGY GROUP LLC
By:

Name: Craig Cornelius
Title: President and Chief Executive Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION
By:

Name:
Title:
Date:

Internal Use Only:
☐
Updated details of Authorized Representatives completed in full

☐
Signed by a representative of CEG per relevant board resolutions/certificate of incumbency on file (if relevant).

☐
Call-back performed to CEG to confirm authenticity of updated Exhibit B-1:

Person Called:             Date of Call:             Time of Call:        am/pm
Reviewed by (name):          Signature:           Date:

EXHIBIT B-2
CERTIFICATE AS TO AUTHORIZED SIGNATURES OF THE COMPANY
Clearway Energy, Inc., a Delaware corporation (the “Company”), hereby designates each of the following persons as an Authorized Representative of the Company for purposes of the Voting Trust Agreement, dated as of [      ], 2026 (the “Agreement”), by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The Company confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative of the Company is authorized to provide Written Direction to the Trustee in accordance with the Agreement to which this Exhibit B-2 is attached, on behalf of the Company.
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:
Name (print):
Specimen Signature:
Title:
Telephone Number (required): If more than one, list all	Office: Cell: Home: Other:
E-mail (required): If more than one, list all	Email 1: Email 2:
Facsimile:

COMPLETE BELOW TO UPDATE EXHIBIT B-2
If the Company wishes to change the names or details of any of the Authorized Representatives of the Company, the Company must complete, sign and send to Trustee an updated copy of this Exhibit B-2 with such changes. Any updated Exhibit B-2 shall be effective once signed by the Company and Trustee and shall entirely supersede and replace any prior Exhibit B-2 attached to the Agreement or submitted to Trustee.
CLEARWAY ENERGY, INC.
By:

Name: Craig Cornelius
Title: President and Chief Executive Officer

WILMINGTON TRUST, NATIONAL ASSOCIATION
By:

Name:
Title:
Date:

Internal Use Only:
☐
Updated details of Authorized Representatives completed in full

☐
Signed by a representative of the Company per relevant board resolutions/certificate of incumbency on file (if relevant).

☐
Call-back performed to the Company to confirm authenticity of updated Exhibit B-2:

Person Called:             Date of Call:        Time of Call:        am/pm
Reviewed by (name):    Signature: Date:

EXHIBIT B-3
Form of Written Direction
[Form to be provided by CEG or the Company, provided that any alternative form contains substantially all information in the table below]
Example for reference purposes only:
[date]
Wilmington Trust, National Association
[Corporate Client Services
1100 N. Market Street
Wilmington, DE 19890]
Attention: [name]
Re: Trust Account No.: [##], [trust account name]
Ladies and Gentlemen:
Reference is made to the Voting Trust Agreement, dated as of [       ], 2026 (the “Agreement”), between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association (“WTNA”), as voting trustee thereunder (the “Trustee”). Capitalized terms defined in the Agreement shall have the same meanings when used herein. This letter is a Written Direction referred to in Section [      ] of the Agreement.
[Clearway Energy, Inc. hereby instructs the Trustee to vote the Deposited Shares in accordance with the following proportion as the votes cast by all holders of Voting Securities of the Company entitled to vote thereon:]
[CEG hereby instructs the Trustee to transfer the Deposited Shares in the amounts, and to the account(s), as follows:

Amount:
Beneficiary Bank Name:
Beneficiary Bank Address Line 1:
Beneficiary Bank Address Line 2:
Beneficiary Bank Address Line 3:
ABA#:
SWIFT#:
Beneficiary Account Title:
Beneficiary Account No./IBAN:
Beneficiary Address Line 1:
Beneficiary Address Line 2:
Beneficiary Address Line 3:
Additional Information:
[Clearway Energy, Inc.][Clearway Energy Group LLC]
By:

Name:
Title:
Date:

1.1.   Delivery and Authentication of Written Direction.
(a)   The Written Direction must include the name and signature of the person delivering the disbursement request to the Trustee. The Trustee will check that the name and signature of the person identified on the Written Direction appears to be the same as the name and signature of an Authorized Representative of such party. Upon receipt of the Written Direction and verification of signature as set forth in Section 1.1(a) above, the Trustee shall follow internal policies and procedures for confirming the validity or authenticity of funds transfer instructions, which may include a telephone call to an Authorized Representative of the party purporting to deliver the Written Direction (which Authorized Representative may be the same as the Authorized Representative who delivered the Written Direction) at any telephone number for such Authorized Representative as set forth on Exhibit B-1 or Exhibit B-2 to obtain oral confirmation of delivery of the Written Direction.
(b)   Each party acknowledges and agrees that given its particular circumstances, including the nature of its business, the size, type and frequency of its instructions, transactions and files, internal procedures and systems, the alternative security procedures offered by the Trustee and the security procedures in general use by other customers and banks similarly situated, the security procedures set forth in this Section 1.1 are a commercially reasonable method of verifying the authenticity of a payment order in a Written Direction.
(c)   The Trustee is authorized to execute, and each party expressly agrees to be bound by any payment order in a Written Direction issued in its name (and associated funds transfer) (i) that is accepted by the Trustee in accordance with the security procedures set forth in this Section 1.1, whether or not authorized by such party and/or (ii) that is authorized by or on behalf of such party or for which such party is otherwise bound under the law of agency, whether or not the security procedures set forth in this Section 1.1 were followed, and to debit the Trust Account for the amount of the payment order. Notwithstanding anything else, the Trustee shall be deemed to have acted in good faith and without gross negligence or willful misconduct if the Trustee is authorized to execute the payment order under this Section 1.1. Any action taken by the Trustee pursuant to this Section 1.1 prior to the Trustee’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment of a Written Direction shall not be affected by such notice of revocation, cancellation or amendment of a Written Direction.
(d)   The security procedures set forth in this Section 1.1 are intended to verify the authenticity of payment orders provided to the Trustee and are not designed to, and do not, detect errors in the transmission or content of any payment order. The Trustee is not responsible for detecting an error in the payment order, regardless of whether either party believes the error was apparent.
(e)   When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Trustee, and any other banks participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named. Each party agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Trustee hereunder.
(f)   The Trustee shall not be obliged to make any payment requested under this Agreement if it is unable to validate the authenticity of the request by the security procedures set forth in this Section 1.1. The Trustee’s inability to confirm a payment order may result in a delay or failure to act on that payment order. Notwithstanding anything else in this Agreement, the Trustee shall not be required to treat a payment order as having been received until the Trustee has authenticated it pursuant to the security procedures in this Section 1.1 and shall not be liable or responsible for any losses arising in relation to such delay or failure to act.

EXHIBIT C
Form of Deposited Share Release Notice
[Date]
[Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19890
Attention: Corporate Trust Administration — CEG Voting Trust]
Re: Deposited Share Release Notice pursuant to Voting Trust Agreement dated as of [           ], 2026
Ladies and Gentlemen:
Reference is made to the Voting Trust Agreement, dated as of [       ], 2026 (the “Agreement”), by and between Clearway Energy Group LLC, a Delaware limited liability company (“CEG”), and Wilmington Trust, National Association, a national banking association, as voting trustee thereunder (the “Trustee”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. This notice constitutes [an SSI Release Notice][an SCA Release Notice][a Specified Exchange Release Notice] pursuant to Section 12[(a)][(b)][(c)] of the Agreement.
I.   Description of Triggering Event
[If an SSI Release Notice:]
CEG hereby advises the Trustee that the Company has issued shares of Class C Common Stock (other than to CEG or a CEG Related Person) as follows:
Date of Specified Share Issuance:
Number of shares of Class C Common Stock issued:
Description of Specified Share Issuance:
[If an SCA Release Notice:]
CEG hereby advises the Trustee that the Company has [issued shares of Voting Securities (other than Class C Common Stock) (other than to CEG or a CEG Related Person)][taken a corporate action affecting the total voting power of CEG relative to the other stockholders of the Company], as follows:
Date of Specified Corporate Action:
Description of Specified Corporate Action:
Number and class of Voting Securities issued (if applicable):
[If a Specified Exchange Release Notice:]
CEG hereby advises the Trustee that CEG has effected a Specified Exchange pursuant to the Exchange Agreement, as follows:
Date of Specified Exchange:
Number of Class B Units surrendered by CEG:
Number of shares of Class C Common Stock to be delivered to CEG:

II.   Direction to Effect Deposited Share Release
CEG hereby directs the Trustee to effect the applicable Deposited Share Release in accordance with Section 12 of the Agreement. Set forth below is the number of Deposited Shares to be released to CEG, which number has been calculated by CEG in accordance with Section 12[(a)][(b)][(c)] of the Agreement:
Class of Deposited Shares to be released:	[Class B Common Stock]
Number of Deposited Shares to be released:
III.   Registration Instructions
CEG hereby instructs the Trustee to take all actions necessary, and to deliver all such instructions, instruments and documents as may be required, to effect the Deposited Share Release in accordance with this Deposited Share Release Notice and Section 12 of the Agreement, including causing the Deposited Shares to be released to be registered in book-entry form in the name of CEG (or its nominee) on the stockholder register of the Company, free and clear of any legend or other notation referencing the Voting Trust or the Agreement, as follows:
Name for Registration:	[Clearway Energy Group LLC]
Address:
Tax Identification Number:
Contact Person:
Contact Telephone:
Contact Email:
Special Instructions (if any):
IV.   Acknowledgments
CEG acknowledges that (i) this Deposited Share Release Notice shall be determinative as to all matters of fact, including with respect to the calculation of the number of Deposited Shares to be released, (ii) the Trustee shall be entitled to conclusively rely without investigation on this Deposited Share Release Notice and any other written notice, document, instruction or request delivered by CEG with respect to such Deposited Share Release that the Trustee reasonably and in good faith believes to be genuine and to have been signed by an Authorized Representative of CEG and (iii) the Trustee shall have no duty or obligation to make any calculations in connection with the Deposited Share Release contemplated by this Deposited Share Release Notice.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Deposited Share Release Notice to be executed and delivered by an Authorized Representative of CEG as of the date first written above.
CLEARWAY ENERGY GROUP LLC
By:

Name:
Title:

EXHIBIT D
SSI Deposited Share Releases
The aggregate number of Deposited Shares, if any, to be released from the Voting Trust to CEG in connection with all SSI Deposited Share Releases shall equal the number of shares calculated from the following formula, a worked example of which is attached hereto as Annex A:
Aggregate Number of Deposited Shares Released	=	(0.0099 x (B + (0.01 x D))) x A x I (A + (0.01 x C)) x ((A + (0.01* C)) + 0.01* I)
where:
“I” is the aggregate number of shares of Class C Common Stock issued in Specified Share Issuances;
“A” is the number of shares of Class A Common Stock outstanding as of immediately prior to the Effective Time;
“B” is the number of shares of Class B Common Stock outstanding as of immediately prior to the Effective Time;
“C” is the number of shares of Class C Common Stock outstanding as of immediately prior to the Effective Time; and
“D” is the number of shares of Class D Common Stock outstanding as of immediately prior to the Effective Time.
For the avoidance of doubt, the number of Deposited Shares to be released from the Voting Trust to CEG in connection with any given SSI Deposited Share Release shall equal (i) the number of shares calculated pursuant to the foregoing formula, minus (ii) the aggregate number of shares released from the Voting Trust to CEG in connection with all prior SSI Deposited Share Releases.